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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
SPIRIT FINANCE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Dear Stockholder:

        On behalf of the Board of Directors, I cordially invite you to attend the 2005 Annual Meeting of Stockholders of Spirit Finance Corporation to be held at the Westin Kierland Resort, 6902 East Greenway Parkway, Scottsdale, Arizona 85254, on Friday, May 20, 2005 at 9:00 a.m. local time.

        The Notice of Annual Meeting of Stockholders and the proxy statement that follow describe the business to be conducted at the meeting.

        Whether you own a few or many shares of stock of Spirit Finance Corporation, it is important that your shares be represented. The 2005 Annual Meeting of Stockholders will include the election of directors, the approval of an amendment to the Company's charter, the approval of an amendment of the Company's stock option plan and the ratification of the appointment of the Company's independent registered public accounting firm.

        If you cannot personally attend the meeting, we encourage you to make certain you are represented at the meeting by signing and dating the accompanying proxy card and promptly returning it in the enclosed envelope. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting.

Sincerely,

April 8, 2005	Morton H. Fleischer, Chairman of the Board and Chief Executive Officer

SPIRIT FINANCE CORPORATION

NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 20, 2005

        NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders of Spirit Finance Corporation, a Maryland corporation (the "Company"), will be held on Friday, May 20, 2005 at 9:00 a.m. local time, at Westin Kierland Resort, 6902 East Greenway Parkway, Scottsdale, Arizona 85254, for the following purposes:

  1.
  To elect ten directors to the Board of Directors.

  2.
  To consider and vote on the amendment of the Company's charter required by the New York Stock Exchange, Inc., and as more fully described in the accompanying proxy statement.

  3.
  To consider and vote on the amendment and restatement of the Company's 2003 Stock Option and Incentive Plan to reserve an additional 2,000,000 shares of common stock for issuance under the plan, to amend how fair market value of the Company's common stock is determined under the plan and to amend the plan to comply with current legislation.

  4.
  To consider the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.

  5.
  To transact such other business as may properly come before the meeting and at any postponements or adjournments thereof.

        Only stockholders of record at the close of business on March 14, 2005 are entitled to notice of and to vote at the meeting or at any postponements or adjournments thereof.

        You are cordially invited to attend the meeting. All stockholders, whether or not they expect to attend the meeting in person, are requested to complete, date and sign the enclosed form of proxy and return it promptly in the postage paid, return-addressed envelope provided for that purpose. By returning your proxy promptly, you can help the Company avoid the expense of follow-up mailings to ensure a quorum so that the meeting can be held. Stockholders who attend the meeting may revoke a prior proxy and vote in person as set forth in the proxy statement.

        THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS. YOUR VOTE IS IMPORTANT.

By Order of the Board of Directors
Scottsdale, Arizona Dated: April 8, 2005	Catherine Long, Secretary

TABLE OF CONTENTS

GENERAL INFORMATION
ABOUT THE MEETING
What is being voted on at the meeting?
Who can vote at the meeting?
How many votes do I have?
What constitutes a quorum for the meeting?
How do I authorize my vote?
Can I authorize my vote by telephone or electronically?
Can I change my vote after I return my proxy card?
What vote is required to approve each item?
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 AMENDMENT OF THE COMPANY'S CHARTER
PROPOSAL NO. 3 AMENDMENT AND RESTATEMENT OF THE COMPANY'S 2003 STOCK OPTION AND INCENTIVE PLAN
PROPOSAL NO. 4 RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SECURITY OWNERSHIP
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE
PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SOLICITATION OF PROXIES
ANNUAL REPORT
STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING
OTHER MATTERS
NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES
ATTENDANCE AT THE MEETING
Appendix A	Audit Committee Charter
Appendix B	Articles of Amendment and Restatement
Appendix C	Amended and Restated 2003 Stock Option and Incentive Plan

i

SPIRIT FINANCE CORPORATION
14631 N. Scottsdale Road, Suite 200
Scottsdale, AZ 85254

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To be held May 20, 2005

GENERAL INFORMATION

        This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Spirit Finance Corporation, for use at the 2005 Annual Meeting of Stockholders of the Company to be held at the Westin Kierland Resort, 6902 East Greenway Parkway, Scottsdale, Arizona 85254, on Friday, May 20, 2005 at 9:00 a.m. local time, and at any and all postponements or adjournments thereof. This proxy statement, the accompanying form of proxy and the Notice of Annual Meeting will be first mailed or given to the Company's stockholders on or about April 8, 2005.

        Because many of the Company's stockholders may be unable to attend the meeting in person, the Board of Directors solicits proxies by mail to give each stockholder an opportunity to vote on all matters presented at the meeting. Stockholders are urged to:

  (1)
  read this proxy statement carefully;

  (2)
  specify their choice in each matter by marking the appropriate box on the enclosed proxy card; and

  (3)
  sign, date and return the proxy card by mail in the postage paid, return-addressed envelope provided for that purpose.

ABOUT THE MEETING

What is being voted on at the meeting?

        The Board of Directors is asking stockholders to consider four items at this year's meeting:

  (1)
  the election of ten directors to the Board of Directors;

  (2)
  an amendment to the Company's charter required by the New York Stock Exchange, Inc. (the "NYSE");

  (3)
  the amendment and restatement of the Company's stock option plan; and

  (4)
  the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.

Who can vote at the meeting?

        The Board of Directors has set March 14, 2005 as the record date for the meeting. Only persons holding shares of record at the close of business on March 14, 2005 will be entitled to receive notice of and to vote at the meeting.

How many votes do I have?

        On March 14, 2005 there were 67,636,561 shares of the Company's common stock outstanding. Each share of the Company's common stock will be entitled to one vote on each matter properly submitted for vote at the meeting.

What constitutes a quorum for the meeting?

        The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's common stock is necessary to establish a quorum at the meeting. Shares present, in person or by proxy, including shares as to which authority to vote on any proposal is withheld, shares abstaining as to any proposal, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer's shares on a proposal) on any proposal will be considered present at the meeting for purposes of establishing a quorum for the transaction of business at the meeting. Each of these categories will be tabulated separately. The presence, in person or by proxy, of 33,818,281 shares are necessary to establish a quorum at the meeting.

How do I authorize my vote?

        If you complete and properly sign the accompanying proxy card and return it to the tabulation agent, American Stock Transfer & Trust Company, it will be voted as you direct, unless you later revoke the proxy. If no instructions are specified, shares of common stock represented by a proxy will be voted for the proposals set forth on the proxy and in the discretion of the persons named as proxies on such other matters as may properly come before the meeting. Your proxy must be received by the tabulation agent by 5:00 p.m., New York City time on Thursday, May 19, 2005 to be valid. If you are a registered stockholder (that is, if you hold your shares of common stock in certificate form) and you attend the meeting, you may deliver your completed proxy card in person. If you hold your shares of common stock in "street name" (that is, if you hold your shares of common stock through a broker or other nominee) and you wish to vote in person at the meeting, you will need to obtain a proxy from the institution that holds your shares.

Can I authorize my vote by telephone or electronically?

        If you hold your shares in "street name," you may be able to grant your proxy by telephone, or electronically over the Internet, by following the instructions included with your proxy card. Please check your proxy card or contact your broker or nominee to determine whether you will be able to grant your proxy by telephone or electronically. The deadline for granting your proxy by telephone or electronically is 5:00 p.m., New York City time, on May 19, 2005.

        If you are a registered stockholder, then you may not grant your proxy by telephone or over the Internet. You must complete the enclosed proxy card and return it in the enclosed envelope so that it reaches the tabulation agent, American Stock Transfer & Trust Company, by 5:00 p.m., New York City time, on Thursday, May 19, 2005 to be valid.

Can I change my vote after I return my proxy card?

        Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company, at the principal office address of the Company, a written notice of revocation. You may also change your vote by executing a duly executed proxy bearing a later date and delivering that proxy to the tabulation agent, or by attending the meeting and voting in person. The powers of the proxy holders will be suspended if you attend the meeting in person and so request. However, attendance at the meeting will not by itself revoke a previously granted proxy. If you want to change or revoke your proxy and you hold your shares of common stock in "street name," contact your broker or the nominee that holds your shares.

        Any written notice of revocation sent to the Company must include the stockholder's name and must be received prior to the meeting to be effective.

What vote is required to approve each item?

        Election of Directors.    The election of each director nominee (Proposal 1) requires the affirmative vote of a plurality of the votes cast at the meeting (which is the ten nominees receiving the most votes). The Company's stockholders are not entitled to cumulate votes with respect to the election of directors.

        Approval of an Amendment to Charter.    The affirmative vote of at least a majority of the shares of common stock outstanding, or 33,818,281 shares, is required for the approval of the proposed amendment to the Company's charter (Proposal 2).

        Approval of Amendment and Restatement of Stock Option Plan.    The affirmative vote of a majority of the votes cast at the meeting is required for the approval of the proposed amendment and restatement of the Company's stock option plan (Proposal 3); provided that the total votes cast on the proposal represent over 50% of the shares entitled to vote on the proposal.

        Ratification of Independent Registered Public Accounting Firm and Other Business.    The affirmative vote of a majority of the votes cast at the meeting is required for the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm (Proposal 4) and all other business not described in this proxy statement and properly submitted to the stockholders for their consideration at the meeting.

        If you hold your shares in "street name," your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. If you do not give your broker or nominee specific instructions on a such a matter, your shares may not be voted on that matter. Shares of common stock represented by "broker non-votes" will, however, be counted in determining whether there is a quorum.

        Abstentions and broker non-votes are not counted for purposes of determining whether a proposal has been approved. Therefore, abstentions and broker non-votes will have no effect on Proposals 1 and 4 at the meeting, other than for determining whether a quorum is present. Abstentions and broker non-votes will have the same effect as votes "AGAINST" Proposal 3, unless holders of more than 50% of the shares entitled to be voted cast votes on Proposal 3, in which case abstentions and broker non-votes will not have any effect on that proposal. Since a majority of the shares outstanding must approve Proposal 2, abstentions and broker non-votes will have the same effect as a vote "AGAINST" Proposal 2.

        Votes cast in person at the meeting or by proxy will be tabulated by the Company's transfer agent, American Stock Transfer & Trust.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        It is intended that the shares of the Company's common stock represented by properly granted proxies will be voted to elect the director nominees, unless authority to so vote is withheld. Each nominee is currently a member of the Board of Directors and all of the nominees have indicated a willingness to serve as a director if elected. If elected, each nominee will serve until the 2006 Annual Meeting of Stockholders (and until the director's successor is duly elected and qualifies) or until the director's earlier removal or resignation. The Board of Directors has no reason to believe that any of the director nominees will be unable to serve as a director or become unavailable for any reason. If, at the time of the meeting, any of the director nominees shall become unavailable for any reason, the persons entitled to vote the proxy will vote, as such persons shall determine in his or her discretion, for such substituted nominee or nominees, if any, nominated by the Board of Directors. Mr. Morton H. Fleischer, Chairman of the Board and Chief Executive Officer, and his son, Mr. Jeffrey M. Fleischer, Senior Vice President—Acquisitions, Assistant Secretary and Assistant Treasurer, are officers and

Mr. Morton H. Fleischer is a director of the Company. There are no other family relationships among officers and directors of the Company.

        The affirmative vote of a plurality of the outstanding shares of the Company's common stock present or represented at the meeting is necessary to elect each director nominee. Stockholders of the Company will have an opportunity on their proxy to vote in favor of one or more director nominees while withholding authority to vote for one or more director nominees.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF ALL OF THE NOMINEES TO THE BOARD OF DIRECTORS

Directors

        The following table sets forth certain information with respect to the directors of the Company:

Name and Age	Principal Occupation or Employment During the Past Five Years; Other Directorships	Director of the Company Since
Morton H. Fleischer (68)	Mr. Morton H. Fleischer is one of our two founders and has served as our Chairman of the Board and Chief Executive Officer since our formation in August 2003. Mr. Fleischer previously served as the President, Chief Executive Officer and a director of Franchise Finance Corporation of America (FFCA), and its predecessor companies since Mr. Fleischer formed those companies in 1980. Mr. Fleischer was FFCA's Chairman of the Board and Chief Executive Officer at the time FFCA was acquired by GE Capital Corporation in August 2001. FFCA was listed on the NYSE from 1994 to 2001. Mr. Fleischer has served as a director of Flying J Inc., a privately-held company, since August 2003. Mr. Fleischer is also a trustee of the American Enterprise Institute for Public Policy Research, Washington, D.C. Mr. Fleischer received his Bachelor of Arts from Washington University in St. Louis, Missouri from which he was awarded its Distinguished Business Alumni Award in 1993.	August 2003
Christopher H. Volk (48)
	Mr. Volk is one of our two founders and has served as President, Chief Operating Officer and a director since our formation in August 2003. Mr. Volk has an extensive background in finance and asset management. Prior to our formation, Mr. Volk served for over 16 years in numerous capacities with FFCA and its successor, GE Franchise Finance, or GEFF, including President and Chief Operating Officer and a member of FFCA's board of directors. Mr. Volk continued with GEFF until December 2002, serving as Chief Operating Officer of GEFF. Mr. Volk has been widely published in the areas of finance, credit analysis and valuation and has frequently served as a guest lecturer and conference speaker. Mr. Volk received his Bachelor of Arts from Washington and Lee University and his MBA from Georgia State University.	August 2003

Linda J. Blessing, Ph.D. (54)
	Dr. Blessing has a history of public service in both education and government. For the past five years, she served as the Executive Director of the Arizona Board of Regents, the governing body of Arizona's public university system, including Arizona State University, the University of Arizona, and Northern Arizona University, with combined enrollment of over 100,000 students and annual operating budgets of $2.5 billion. Upon retirement from that position, she was named Executive Director Emerita and received the Regents' Medal. Prior to the Board of Regents, Dr. Blessing was the longest serving Director of the Arizona Department of Economic Security. Dr. Blessing also formerly spent ten years with the Arizona Office of the Auditor General and was Deputy Auditor General for six years. Dr. Blessing earned a Bachelor of Science in Business Administration from Cal Poly University, Pomona and her MBA from California State University, San Bernardino. She earned her Ph.D. in Public Administration from Arizona State University and attended the Program for Senior Executives at the JFK School of Government, Harvard University. Dr. Blessing is licensed as a certified public accountant.	July 2004
Willie R. Barnes, Esq. (73)
	Mr. Barnes has been a partner at the law firm of Musick, Peeler & Garrett LLP since 1992. He is also secretary of American Shared Hospital Services (AMEX: AMS), where he has served on the audit committee and compensation committee of the board of directors. Mr. Barnes was also a Director of FFCA from 1994 until its sale to GECC in 2001. Mr. Barnes is a member of the Section of Business Law of the American Bar Association and a member of the following committees: the Federal Regulation of Securities Committee, the State Regulation of Securities Committee, and the Futures Regulation Committee. In addition to a general transactional and securities practice, Mr. Barnes was appointed and served as the Commissioner of Corporations for the State of California from 1975 to 1979 and he was a member of the California Senate Commission on Corporate Governance, Shareholder Rights and Securities Transactions from 1986 to 1991. From 1979 to 1988, he was a senior partner of Manatt, Phelps, Rothenberg & Phillips and served as Chairman of its Corporate and Securities Department. Mr. Barnes was a partner at Wyman Bautzer Kutchel & Silbert from January 1989 until its dissolution in March 1991 and a partner of Katten Muchin Zavis & Weitzman from March 1991 to January 1992. Mr. Barnes received his Bachelor of Arts degree from the University of California at Los Angeles in 1953 and his law degree from the UCLA Law School in 1959.	December 2003

Dennis E. Mitchem (73)
	Mr. Mitchem has been the Director of Corporate Relations, Northern Arizona University since October 1998. Mr. Mitchem has also served as Executive Director of Habitat for Humanity, Valley of the Sun, from April 1996 to October 1998, and prior to that time was an independent management consultant for privatization and financial services projects. Mr. Mitchem was also a director of FFCA from 1996 until its sale to GECC in 2001. From March 1994 to December 1995, Mr. Mitchem worked in Moscow, serving as a consultant to establish Russian Privatization Centers. From July 1992 to February 1994, he was managing director of a joint venture between a national accounting firm and a private business entity that provided accounting services to the Resolution Trust Corporation and also managed the Denver, Colorado, financial processing center of the Resolution Trust Corporation. From 1954 to June 1993, he was employed by the international accounting firm of Arthur Andersen, where he became a partner in 1967 and retired as a senior partner in June 1993. From 1959 to 1992, Mr. Mitchem served as committee chairman, officer or director of local, state or national certified public accountant organizations. For seven years he represented the State of Arizona on the governing counsel of the American Institute of Certified Public Accountants. Mr. Mitchem is a past chairman of the Arizona Society of Certified Public Accountants, and has served that organization, among other things, as chairman of the Professional Ethics committee, Auditing Standards committee and Accounting Principles committee. Mr. Mitchem is a Life Member of the American Institute of Certified Public Accountants and the Arizona Society of Certified Public Accountants. Mr. Mitchem received the degree of Bachelor of Science in Business Administration (Accounting Major) from the University of Nebraska.	December 2003
Paul F. Oreffice (77)
	Mr. Oreffice is currently Chairman of the Board and one of the principal owners of Fairfield Homes of Arizona. He is on the International Advisory Board of Marsh & McLennan Companies (NYSE: MMC) and Chairman of the Board of the National Parkinson Foundation. He is also on the Board of Visitors of MD Anderson Cancer Center. Mr. Oreffice is also a trustee of the American Enterprise Institute for Public Policy Research, Washington, D.C. Mr. Oreffice retired as Chairman of the Board of The Dow Chemical Co. (NYSE: DOW) in 1992 after almost 40 years with the company. Mr. Oreffice joined Dow in 1953 following service in the US Army and was named Chief Financial Officer in 1970. He was elected to the board of directors and the Executive Committee in 1971. In 1975 he became President of Dow USA, and in 1978 he took over as President and Chief Executive Officer of The Dow Chemical Co. In 1986 he was also named Chairman of the Board. Mr. Oreffice also previously served on the boards of the CIGNA Corporation (NYSE: CI) (1979-1998), The Coca Cola Company (NYSE: KO) (1984-2003), Morgan Stanley (NYSE: MWD) (1987-1995), and Nortel Networks Corporation (NYSE: NT) (1983-1998). Mr. Oreffice received the degree of Bachelor of Science in Chemical Engineering from Purdue University in 1949.	December 2003

Jim Parish (58)
	Since 1991, Mr. Parish has been a principal of Parish Partners, Inc., an investment, advisory and consulting firm that provides executive level strategic expertise to a wide range of restaurant industry executives in quick, casual full and fine dining areas. Mr. Parish also presently serves on the board of directors or advisory boards of five privately held restaurant or restaurant industry provider companies. Mr. Parish has served as Chairman and Chief Executive Officer of Sfuzzi, Inc. and Z'Tejas, Inc. Mr. Parish has also served as a member of the board of directors of Taco Bueno Inc. since 2001. Prior to forming Parish partners in 1991, Mr. Parish was Executive Vice President, Chief Financial Officer, Director and member of the Executive Committee of Chili's, Inc., the predecessor company to Brinker International (NYSE: EAT), now one of the largest multi concept companies in the restaurant industry. Mr. Parish received a Bachelor of Science in Journalism and an MBA in Finance from Drake University.	December 2003
Kenneth B. Roath (69)
	Mr. Roath is currently the Chairman of the Board of Health Care Property Investors, Inc. (NYSE: HCP), a REIT organized in 1985 to invest, on a net lease basis, in health care properties. Mr. Roath joined Health Care Property Investors, Inc. at its inception in 1985, and served as the company's Chief Executive Officer until May 2003, when he retired. Mr. Roath was a director of Arden Realty, Inc. (NYSE: ARI), a real estate investment trust, or REIT, that operates commercial real estate in Southern California, from 1996 to 2003. Mr. Roath was a member of the executive committee of the National Association of Real Estate Investment Trusts, Inc., or NAREIT, from 1987 to 1997 and was the Chairman of NAREIT from 1994 to 1995. Mr. Roath is an Ex-Officio member of the Board of Governors of NAREIT. Mr. Roath was also a director of FFCA from 1994 until its sale to GECC in 2001. Mr. Roath received a Bachelor of Science in Accounting from San Diego State University.	December 2003

Casey J. Sylla (61)
	Mr. Sylla is the Chairman of the Board and President of Allstate Financial, a principal division of the Allstate Insurance Company engaged in the business of life insurance, annuities and other related retirement and savings products. Mr. Sylla is also a member of the senior management team of Allstate Insurance Company. The Allstate Corporation (NYSE: ALL) serves as the holding company for Allstate Insurance Company. Mr. Sylla joined Allstate in 1995 and served until 2002 as its Chief Investment Officer where he was responsible for the management of over $86.0 billion. From 1992 until July 1995, Mr. Sylla was an Executive Officer and Vice President and head of the Securities Department of The Northwestern Mutual Life Insurance Company. Mr. Sylla was also a director of FFCA from 1994 until its sale to GECC in 2001. Mr. Sylla received a Bachelor of Science Social Science degree from the University of Wisconsin—Eau Claire in 1966 and a Master of Science Economics degree from the University of Missouri in 1969.	December 2003
Shelby Yastrow (69)
	Mr. Yastrow is the lead independent director of our board of directors. Mr. Yastrow had been an attorney and counsel to the law firm of Gallagher & Kennedy in Phoenix, Arizona since 2001 until his resignation in September 2004. He joined McDonald's Corporation (NYSE: MCD) in 1978 as Vice President, Chief Counsel of Litigation and Assistant Secretary. He was appointed Vice President, General Counsel of McDonald's in 1982 and Senior Vice President in 1988, before being named Executive Vice President in 1995. He retired from McDonald's in April 1998. As general counsel of McDonald's, he was responsible for all legal functions, including real estate, franchise and franchisee relations, marketing and advertising, securities and litigation. In addition to his legal responsibility, Mr. Yastrow was the senior officer responsible for insurance, governmental relationships, environmental matters, internal control systems, transportation and non-restaurant real estate matters. Mr. Yastrow was the sole senior officer responsible for corporate governance and ethics. Mr. Yastrow was also a senior officer of McDonald's for its corporate governance and ethics program. Mr. Yastrow was a director of FFCA from 1997 until its sale to GECC in 2001. Mr. Yastrow also currently serves as a director of two private franchising companies. Mr. Yastrow received his law degree from Northwestern University in 1959.	December 2003

        Each of the persons named above has been nominated for election to the Board of Directors of the Company.

Governance Policies

        Corporate Governance Guidelines.    On the recommendation of the nominating and governance committee, the Board of Directors adopted corporate governance guidelines. The guidelines address matters such as board size, director qualifications, board and director responsibility, frequency of board meetings, director tenure, director compensation, communication with and among the directors, related party transactions, and continuing education.

        Lead Independent Director.    The Company's independent directors meet in regularly scheduled executive sessions without management present. The Board of Directors has established the position of lead independent director and has elected Shelby Yastrow to serve in that position. In his role as lead independent director, Mr. Yastrow's primary duties and responsibilities include:

  •
  presiding over all executive sessions of our independent directors;

  •
  along with our chairman, setting the Board of Directors' meeting agenda and schedules;

  •
  ensuring the quality, quantity and timeliness of information flow to the independent directors; and

  •
  ensuring compliance and recommending revisions to our corporate governance guidelines.

        Code of Business Conduct and Ethics.    The Board of Directors has established a code of business conduct and ethics. Among other matters, the code of business conduct and ethics is designed to deter wrongdoing and to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest in personal and professional relationships; (2) full, fair, accurate, timely and understandable disclosure in our Securities and Exchange Commission (the "SEC") reports and other public communications; (3) compliance with all applicable laws, rules and regulations of federal, state and local governments, and other appropriate regulatory agencies; (4) protection of our assets, including proprietary information; (5) honest and accurate recording and reporting of information; (6) prompt internal reporting of violations of the code to appropriate persons identified by management; and (7) accountability for adherence to the code and our internal controls.

        Any waiver of the code of business conduct and ethics for executive officers or directors may be made only by the Board of Directors or a committee of the Board of Directors and will be promptly disclosed as required by law. Other waivers must be approved by a member of senior management, in accordance with any applicable Company policy, and must be promptly reported in writing to our disclosure committee. Waivers of the code of business conduct and ethics can be made by a simple majority of the Board of Directors and does not require any minimum number of independent directors.

        Public Availability of Corporate Governance Documents.    Our corporate governance guidelines, code of business conduct and ethics and the charters of our audit committee, compensation committee and nominating and governance committee are available on our website, www.spiritfinance.com, and are available in print to any stockholder who requests it.

Policy Regarding Directors' Attendance at Annual Meeting

        The Company expects each of its directors to attend the Company's annual meetings of stockholders when possible. Because the Company was not a public company at the time of the 2004 annual meeting of stockholders, the Company did not have a policy with respect to attendance at the 2004 annual meeting by its directors.

Board of Directors Meetings

        The Board of Directors met four times during the fiscal year ended December 31, 2004. The Board of Directors also took action by written consent once during the year ended December 31, 2004. No director attended fewer than 75% of the aggregate of (1) the total number of Board of Directors meetings held in 2004, and (2) the total number of committee meetings for committees on which that director served.

Committees of the Board of Directors

        Audit Committee.    The audit committee of the Board of Directors currently consists of four directors, Messrs. Mitchem, chairman, Oreffice and Parish and Dr. Blessing, all of whom meet the independence standards for audit committee members adopted by the NYSE. The Board of Directors has determined that all of the members of the audit committee qualify as audit committee financial experts as defined in applicable SEC and NYSE regulations. The audit committee has adopted an audit committee charter, which details the audit committee's primary duties, including: (1) serving as an independent and objective body to monitor and assess the Company's compliance with legal and regulatory accounting requirements, the Company's financial reporting processes and related internal control systems and the performance generally of the Company's internal audit function; (2) overseeing the audit and other services of the Company's outside auditors and being directly responsible for the appointment, independence, qualifications, compensation and oversight of the Company's outside auditors, who will report directly to the audit committee; (3) providing an open means of communication among the Company's outside auditors, accountants, the Company's senior management, the Company's internal auditors and the Board of Directors; (4) resolving any disagreements between the Company's management and the outside auditors regarding the Company's financial reporting; (5) meeting at least quarterly with senior executives, internal auditors and independent auditors; and (6) preparing the audit committee report for inclusion in the Company's annual proxy statement for the Company's annual stockholders meeting. The audit committee charter also mandates that the Company's audit committee approve all audit, audit related, tax and other non-audit services conducted by the Company's independent registered public accounting firm. The audit committee charter is attached to this proxy statement as Appendix A, and is also available on our website at www.spiritfinance.com.

        The audit committee members are not professional accountants or auditors, and the functions of the committee are not intended to duplicate or to certify the activities of management and the independent auditor. The audit committee serves in an oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the audit committee's members in business, financial and accounting matters. The audit committee met six times during the year ended December 31, 2004.

        Executive Committee.    The executive committee of the Board of Directors currently consists of three directors, Messrs. Morton Fleischer, chairman, Volk and Yastrow. The executive committee will perform the duties and exercise the powers delegated to it by the Board of Directors. The executive committee meets only when board action on a significant matter is required and it is impractical or not feasible to convene a full meeting of the board. The executive committee did not meet during the year ended December 31, 2004. However, the executive committee took action by written consent seven times during the year ended December 31, 2004.

        Compensation Committee.    The compensation committee of the Board of Directors currently consists of two independent directors, Messrs. Roath, chairman, and Oreffice. The compensation committee has adopted a compensation committee charter which defines the compensation committee's primary duties to include: (1) annually establishing guidelines, objectives and standards for determining the compensation of the Company's executive officers; (2) setting the compensation level for the Company's Chief Executive Officer; (3) evaluating the performance of the Company's Chief Executive Officer and other senior executives; (4) reviewing the Company's executive compensation policies; (5) consulting with the Chief Executive Officer regarding the Chief Executive Officer's recommendation to the compensation committee with respect to compensation of other executive officers; (6) approving any new employment agreements; (7) recommending to the Board of Directors compensation for the Company's senior executive officers; (8) developing, administering and implementing the Company's existing and future equity incentive and 401(k) plans; (9) determining the number of shares underlying, and the terms of, restricted common stock awards and stock options to be granted to the Company's directors, executive officers and other employees under equity incentive plans; (10) preparing a report on executive compensation for inclusion in the Company's annual proxy statement for the Company's annual stockholders meeting; and (11) seeking input from the full Board of Directors on the foregoing matters. The compensation committee met twice during the year ended December 31, 2004. The compensation committee also took action by written consent six times during the year ended December 31, 2004.

        Nominating and Governance Committee.    The nominating and governance committee of the Board of Directors currently consists of two directors, Messrs. Barnes, chairman, and Sylla, both of whom are independent directors under the independence standards of the NYSE. The nominating and governance committee has adopted a nominating and governance committee charter, a copy of which is available on our website, www.spiritfinance.com. The nominating and governance committee charter defines the nominating and governance committee's primary duties to include: (1) generally overseeing all Board of Directors governance matters; (2) establishing standards for service on the Board of Directors; (3) reviewing and evaluating the role of the Board of Directors, its committees and each member; (4) identifying individuals qualified to become members of the Board of Directors and recommending director candidates for election or re-election to the Board of Directors; (5) considering and making recommendations to the Board of Directors regarding board size and composition, committee composition and structure and procedures affecting directors; (6) reviewing and updating the Company's code of business conduct and ethics, which will include the Company's conflicts of interests policies; and (7) monitoring the Company's corporate governance principles and practices. The nominating and governance committee met twice during the year ended December 31, 2004. The nominating and governance committee also took action by written consent three times during the year ended December 31, 2004.

Director Nominations

        General.    The nominating and governance committee has been delegated the responsibility to identify and recommend individuals qualified to become Board of Directors members and members of committees of the Board of Directors, develop and recommend to the Board of Directors a set of effective corporate governance policies and procedures applicable to the Company, and oversee the evaluation of the Board of Directors, committees of the Board of Directors, and management.

        The goal of the nominating and governance committee's nominating process is to assist the Company in attracting competent individuals with the requisite management, financial, and other expertise who will act as directors in the best interests of the Company and all of its stockholders. The nominating and governance committee consults with other Board of Directors members, the Company's Chief Executive Officer, and other Company personnel in implementing this process. The nominating and governance committee will consider an individual recommended by a stockholder for nomination as a new director provided the stockholder making the recommendation follows the procedures for submitting a proposed nominee's name and the required information described below.

        Director Qualifications and Nomination Process.    The nominating and governance committee has developed a process for identifying and evaluating nominees in light of the standards discussed below and such other factors as the nominating and governance committee deems appropriate. These standards, and the nominating and governance committee's evaluation process, apply to all proposed nominees for directors, including those nominees recommended by stockholders. This process is based on the nominating and governance committee's familiarity with the composition of the current Board of Directors, its awareness of anticipated openings, and its assessment of desirable talents or expertise.

        The nominating and governance committee regularly reviews the composition of the Board of Directors in light of its understanding of the backgrounds, industry, and professional experience, and the various communities, both geographic and demographic, represented by current members. It also monitors the expected service dates of Board of Directors members, any planned retirement dates, and other anticipated events that may affect a director's continued ability to serve. The nominating and governance committee periodically reviews information with respect to the business and professional expertise represented by current directors in order to identify any specific skills desirable for future Board of Directors members.

        The nominating and governance committee will consider, in evaluating any candidate for nomination as a director, the current composition of the Board of Directors in light of the diverse communities and geographies served by the Company and the interplay of the candidate's experience with the experience of the other Board of Directors members, as well as such other factors as the nominating and governance committee considers appropriate. Although the nominating committee has not adopted specific minimum qualifications to serve on the Company's Board of Directors, in considering a director candidate the committee will consider, among other factors, the extent to which each director candidate:

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  has demonstrated business acumen and experience and ability to exercise sound business judgment in areas of or related to the Company's business;

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  has a reputation for integrity, strong moral character and adherence to high ethical standards;

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  holds or has held a generally recognized position of leadership in community and/or chosen field of endeavor, and has demonstrated high levels of accomplishments;

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  has an understanding of basic accounting concepts and ability to understand financial statements;

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  has an understanding of the basic role of a director of a publicly held corporation;

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  has experience in corporate governance; and

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  can diversify and add to the overall quality and experience of the Company's Board of Directors.

        Director Nominations by Stockholders.    The nominating and governance committee will consider nominees recommended by stockholders. Recommendations for the Company's 2006 Annual Meeting of Stockholders must be submitted in writing to Catherine Long, Secretary of the Company, at 14631

N. Scottsdale Road, Suite 200, Scottsdale, AZ 85254. Such recommendations must include the name, address and principal business occupation of the candidate for the last five years, and must be received at the Company's offices between the dates of Thursday, December 1, 2005 and Friday, December 30, 2005. The nominating committee has the right to request, and the stockholder will be required to provide, such additional information with respect to the stockholder nominee as the committee may deem appropriate or desirable to evaluate the proposed nominee in accordance with the nomination process described above, including information about the proposed nominee that would be required to be disclosed by the Company in a proxy statement under Regulation 14A of the Securities Exchange Act of 1934.

Director Independence Determination

        At its meeting on April 30, 2004, the Board of Directors considered information regarding the relationships between each current director and his or her family and business relationships, on the one hand, and the Company, on the other, for the purpose of determining a director's independence from the Company. At its meeting on October 29, 2004, the Board of Directors considered the same information with regards to Dr. Blessing. After reviewing the information presented to it on the respective dates, the Board of Directors concluded that except for Messrs. Morton H. Fleischer and Volk, who are officers of the Company, each director satisfied the NYSE independence tests as well as the Board of Directors' subjective review of independence described below.

        Standards of Director Independence.    The Board of Directors has at least a majority of directors, who, in the business judgment of the Board of Directors, meet the criteria for independence required by the NYSE and/or the SEC or other regulatory agency or agencies having jurisdiction over the activities of the Company. After considering the recommendations of the Board of Directors' nominating and governance committee, the Board of Directors will determine affirmatively whether a director is "independent" on an annual basis and the Company will disclose these determinations in its annual proxy statement. A director will not be independent unless the Board of Directors determines that the director does not have a material relationship with the Company, considering all relevant circumstances including direct relationships or ones arising from the director being a partner, stockholder or officer of a company that has a material relationship with the Company. A director will not be independent if (1) during the preceding three years, the director was employed by, or any of the director's immediate family members was employed as an executive officer by, the Company, its subsidiaries or any of its affiliates; (2) during the preceding three years, the director or any of the director's immediate family members received more than $100,000 per year in direct compensation from the Company, its subsidiaries or any of its affiliates, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service); (3) during the preceding three years, the director was affiliated with or employed by, or any of the director's immediate family members was affiliated with or employed as an executive officer or in a professional capacity by, a present or former auditor of the Company, its subsidiaries or any of its affiliates; (4) during the preceding three years, the director was part of an interlocking directorate in which an executive officer of the Company served on the compensation committee of the board of another company that concurrently employed the director or any of the director's immediate family members as an executive officer; or (5) during any of the preceding three years, the director was an employee of, or any of the director's immediate family members was an executive officer of, any organization to which the Company, its subsidiaries or any of its affiliates made, or from which the Company, its subsidiaries or any of its affiliates received, payments (other than those arising solely from investments in the Company's securities) that exceeded the greater of 2% of the recipient's (i.e., the Company's or the other organization's) consolidated gross revenues or $1,000,000.

Compensation Committee Interlocks and Insider Participation

        None of our executive officers serves on the compensation or similar committee of any other entity.

Director Compensation

        Any member of the Board of Directors who is also our employee will not receive any additional compensation for serving on the Board of Directors. Our non-employee directors each receives an annual retainer of $25,000 in cash, paid quarterly in advance. The Company also pays its independent directors the following additional fees, as applicable:

Annual retainer for lead independent director	$10,000
Annual retainer for audit committee chairman	$7,500
Annual retainer for compensation committee chairman	$6,000
Annual retainer for other committee chairman	$5,000
Fee for each Board of Directors meeting attended	$1,000
Fee for each committee meeting attended	$750

The Company also reimburses its directors for their reasonable travel expenses incurred in connection with their attendance at Board of Directors meetings.

        Upon initial election to the Board of Directors, each of the independent directors receives a grant of 5,000 restricted shares of the Company's common stock. Each of our independent directors also receives annual grants of restricted stock with a value of $15,000 following their re-election to the Board of Directors at the annual meeting of stockholders in May of each year. These restricted stock grants are made under the Company's 2003 Stock Option and Incentive Plan.

Stockholder Communication with the Board of Directors

        Stockholders may send correspondence directed to the Board of Directors, individual directors or the lead independent director c/o Secretary, Spirit Finance Corporation, 14631 N. Scottsdale Road, Suite 200, Scottsdale, Arizona 85254. The Secretary will review all correspondence addressed to the Board of Directors, individual directors or the lead independent director for any inappropriate correspondence and correspondence more suitably directed to management. The Secretary will summarize all correspondence not forwarded and make the correspondence available for review at the request of the intended recipient. The Secretary will forward stockholder communications to the Board of Directors, individual directors or the lead independent director prior to the next regularly scheduled meeting of the Board of Directors following the receipt of the communication as appropriate. Correspondence intended for our independent directors as a group should be addressed to the Company at the address above, Attention: Independent Directors.

Executive Officers

        Set forth below is information about the executive officers of the Company that are not also directors of the Company, including age, principal occupation during the last five years and the date each became an executive officer of the Company. Similar information about Messrs. Morton H. Fleischer and Volk is provided above under "—Directors."

Name/Age	Present Executive Office	Executive Officer of the Company Since
Catherine Long (48)	Chief Financial Officer, Senior Vice President, Secretary and Treasurer. Ms. Long joined us as our Chief Financial Officer, Senior Vice President, Secretary and Treasurer in August 2003. Ms. Long has a broad background in accounting, finance and asset servicing. Prior to joining us, Ms. Long served for over 12 years in various capacities with FFCA and its successor, GEFF. During much of her career at FFCA, Ms. Long was the Principal Accounting Officer and worked closely with FFCA's audit committee. As Senior Vice President—Finance, Ms. Long developed and implemented FFCA's accounting, reporting and internal control policies and procedures, including those related to the servicing of loan and lease payments and the reporting of loan securitization transactions. Ms. Long supervised the cash management, monthly payment servicing and investor reporting of approximately $5.9 billion in originated loans and leases. Prior to her employment with FFCA, Ms. Long was a senior manager specializing in the real estate industry with the international public accounting firm of Arthur Andersen in Phoenix, Arizona. She received her degree in accounting from Southern Illinois University and has been a certified public accountant since 1980.	August 2003

Jeffrey M. Fleischer (37)
	Senior Vice President—Acquisitions, Assistant Secretary and Assistant Treasurer. Mr. Jeffrey Fleischer joined us as Senior Vice President—Acquisitions in August 2003. Before joining us, Mr. Fleischer was Managing Director of Trefethen & Company, an investment banking firm providing services for mergers, acquisitions and financial restructuring for multi-unit retail operators. From 1993 to 2002, Mr. Fleischer was a senior officer at FFCA and its successor, GEFF, with responsibility for lending and commercial real estate investments. Prior to joining FFCA, Mr. Fleischer was employed by The Chase Manhattan Bank, N.A. with responsibility for middle market commercial loan and retail residential loan underwriting and origination. Mr. Fleischer received a Bachelor of Arts in Economics and a minor in Philosophy from Boston University, and earned an MBA in finance from Washington University in St. Louis, Missouri. Mr. Jeffrey M. Fleischer is the son of Mr. Morton H. Fleischer, our Chairman of the Board and Chief Executive Officer.	August 2003
Gregg A. Seibert (41)
	Senior Vice President—Underwriting, Assistant Secretary and Assistant Treasurer. Mr. Seibert joined us as Senior Vice President—Underwriting in September 2003. Prior to joining us, Mr. Seibert served for over nine years in various capacities with FFCA and its successor, GEFF. Mr. Seibert's positions ranged from senior underwriter, vice president, director of underwriting and, most recently, Senior Vice President. Prior to his employment with FFCA, Mr. Seibert was a vice president with Bank of America from 1989 to 1994 in the commercial real estate lending group. Mr. Seibert was also an investment analyst with the Travelers Insurance Company from 1988 to 1989. In the past ten years, Mr. Seibert has been involved with over $2.0 billion in real estate financings. Mr. Seibert received a Bachelor of Science degree in Business Administration from the University of Missouri in 1986 and an MBA in Finance from the University of Missouri Graduate School of Business in 1987.	September 2003

Catherine L. Stevenson (48)
	Vice President and Controller. Ms. Stevenson joined us as Vice President and Controller in December 2003. From March 2002 until she joined us, Ms. Stevenson had been working as a consultant assisting various companies in accounting and reporting, evaluating and documenting internal control policies and procedures and various operational projects. From 1987 through February 2002, Ms. Stevenson served in various capacities with Viad Corp (NYSE: VVI), a company providing payment services and tradeshow and convention and event services to businesses. From April 1999 to February 2002, Ms. Stevenson served as Vice President—Controller for Viad, where she was its Principal Accounting Officer responsible for the development and implementation of accounting, reporting and internal control policies and procedures. From 1984 to 1987, Ms. Stevenson was the Chief Financial Officer for Paragon Homes, a residential home builder in the Phoenix, Arizona area. Prior to that, Ms. Stevenson was an audit manager with the international public accounting firm of Arthur Andersen in Phoenix. She received the degree of Bachelor of Science in Business Administration (Accounting Major) from the University of New Mexico and has been a certified public accountant since 1981.	December 2003

PROPOSAL NO. 2
AMENDMENT OF THE COMPANY'S CHARTER

        The Board of Directors has approved and advised an amendment to the Company's Articles of Amendment and Restatement (the "Charter") and recommends that the stockholders consider and approve the amendment to the Charter, which was required by the NYSE in connection with the Company's initial listing on the exchange. If the proposed amendment is not approved, the NYSE may consider delisting the Company's common stock. The purpose of the amendment is to clarify provisions in the Charter relating to transfer restrictions on our capital stock that assist us in satisfying requirements of the Internal Revenue Code of 1986 for REITs. The amendment clarifies that the transfer restrictions in the Charter will not prevent settlement of transactions on the NYSE. We do not believe the amendment to the Charter changes the intent of the existing language of the Charter, but rather clarifies a possible ambiguity in the language as interpreted by the NYSE.

        If the proposed amendment is approved, Sections 6.02(a)(i)(C) and 6.02(b) of the Charter will be amended to include the language in bold italics below:

          (C)  During the period commencing on the Initial Date and prior to the Restriction Termination Date subject to Section 6.03(g), but notwithstanding any other provisions contained herein, any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) that, if effective, would result in the Capital Stock being Beneficially Owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

          (b)   Remedies for Breach. If the Board of Directors of the Corporation or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 6.02(a) or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any shares of Capital Stock in violation of Section 6.02(a) (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 6.02(a) shall automatically result in the transfer to the Trust described above, and, subject to 6.03(g), where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof.

        Section 6.03(g) will not be amended and states:

          (g)   NYSE Transactions. Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.

        Approval by holders of a majority of the outstanding shares of common stock as of the record date is required to approve Proposal No. 2 and amend the Company's Charter. If the proposed amendment to the Charter is approved, the Charter will be amended and restated in the form attached to this proxy statement as Appendix B.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
"FOR" PROPOSAL NO. 2

PROPOSAL NO. 3
AMENDMENT AND RESTATEMENT OF THE COMPANY'S
2003 STOCK OPTION AND INCENTIVE PLAN

        The Board of Directors has approved the amendment and restatement of the Company's 2003 Stock Option and Incentive Plan (the "Stock Option Plan") to (1) reserve an additional 2,000,000 shares of common stock for issuance under the plan, (2) amend how fair market value of the Company's common stock is determined under the plan, and (3) amend the plan to comply with current legislation.

        The plan is proposed to be amended to increase the number of shares available for issuance under the Stock Option Plan by 2,000,000 shares, from 2,100,000 shares to 4,100,000 shares, subject to approval by the Company's stockholders. The amendment is being recommended because the Board of Directors believes an additional number of shares of common stock reserved for issuance under the Stock Option Plan is needed to permit the Company to continue providing the Company's directors, executive officers, key employees and other persons associated with the Company with adequate incentives and performance based compensation. Immediately before the Company's initial public offering in December 2004, the total number of shares reserved for issuance under the Stock Option Plan represented approximately 6% of the number of outstanding shares of the Company's common stock. If the amendment is approved, the number of shares reserved for issuance under the Stock Option Plan will represent approximately 6% of the number of outstanding shares of the Company's common stock as of March 14, 2005.

        The Board of Directors has also approved an amendment to the Stock Option Plan to change how fair market value is determined under the Stock Option Plan, subject to approval by the Company's stockholders. The current provision defines fair market value of a share of the Company's common stock as the market price of the common stock on the day before the grant date. If the proposed amendment is adopted, the fair market value of a share of the Company's common stock on the date of a grant will be the average of the daily closing market price for the five consecutive trading days immediately preceding the grant date. The purpose of the amendment is to mitigate the effects of day-to-day fluctuations in the price of the Company's common stock.

        The Board of Directors has also approved an amendment to the Stock Option Plan to specify the maximum number of shares of common stock that may be issued under the Stock Option Plan through incentive stock options ("ISO's"), subject to approval by the Company's stockholders. The purpose of the amendment is to comply with current legislation regarding incentive stock options. The current plan does not specify the percentage of shares that may be issued as ISO's, as required by current legislation. If Proposal No. 3 is approved, the amended and restated Stock Option Plan will specify that the maximum number of ISO's that may be issued under the plan will be 4,100,000 shares.

        The Board of Directors has also approved the amendment to the Stock Option Plan to specify that individuals qualifying for leave under the Family Medical Leave Act, the Uniformed Services Employment and Reemployment Rights Act, or any similar statute or contract that provides for reemployment or continued employment rights (collectively, the "Acts"), will be treated as continuously employed for purposes of stock options under the Stock Option Plan. Section 5.06 of the Stock Option Plan contains limitations on when stock options may be exercised for employees whose employment has been terminated. The current provision provides an exception to the definition of termination of employment under the Stock Option Plan for an employee who is on a leave of absence for less than 90 days. If the proposed amendment is adopted, section 5.06 will be amended to provide that employees on leave under the Acts will be treated as continuously employed for purposes of the Stock Option Plan, consistent with current legislation.

        The approval of the amendment and restatement of the Stock Option Plan requires the affirmative vote of a majority of the shares cast at the meeting and requires that the total votes cast on the proposal represent over 50% of the shares entitled to vote on the proposal.

        The following paragraphs summarize the principal features of the Stock Option Plan. The summary is subject, in all respects, to the terms of the Stock Option Plan attached as Appendix C to this proxy statement.

Summary of the Stock Option Plan

        General.    The Stock Option Plan provides for the ability to make grants of incentive stock options and non-qualified stock options and awards of restricted common stock. The Stock Option Plan also provides for the ability to make grants of share appreciation rights, performance units, dividend equivalents and other equity-based awards.

        The maximum number of shares of common stock that may be subject to grants to any individual in any calendar year is 500,000 shares of common stock. As of March 1, 2005, awards relating to 396,051 shares of common stock were available for issuance under the Stock Option Plan.

        If any grant terminates, expires or is forfeited without having been exercised or is cancelled without the delivery of shares of common stock, the common stock covered by such grant will again be available for issuance under the Stock Option Plan, as well as any shares of common stock that are delivered by the grantee or withheld by us upon the exercise of the option or other award under the Stock Option Plan in payment of the exercise price. In connection with certain extraordinary events, the compensation committee of our Board of Directors is able to make adjustments to the total number of shares of common stock offered under the Stock Option Plan, the maximum number of shares of common stock that may be awarded to an individual in a calendar year, the number and kind of shares of common stock covered by outstanding awards and the purchase prices specified in outstanding grants as may be determined to be appropriate.

        Administration.    The compensation committee has the sole authority to determine who will receive awards, the types of awards that will be granted and the number of shares of common stock subject to each such award. The compensation committee also interprets the Stock Option Plan and award agreements and sets the terms and conditions for each grant. The compensation committee is not able to amend the terms of any previously granted option to reprice, replace or regrant the option through cancellation or by lowering the exercise price of the previously granted option, unless our stockholders provide prior approval. The determinations of the compensation committee are made in its sole discretion and are final, binding and conclusive.

        Eligibility for Participation.    Grants under the Stock Option Plan may be made to our employees and consultants and to those employees and consultants of our subsidiaries and affiliates and to any non-employee member of the Board of Directors. The compensation committee determines which employees, consultants and non-employee members of the Board of Directors receive grants under the Stock Option Plan.

        Stock Options.    The compensation committee may grant options intended to qualify as incentive stock options, or ISOs, within the meaning of Section 422 of the Internal Revenue Code, as amended, or non-qualified stock options, or NQSOs, that are not intended to so qualify, or any combination of ISOs or NQSOs. Grants of NQSOs under the Stock Option Plan may be made to any of the Company's employees and consultants and those employees and consultants of our subsidiaries and affiliates and to any non-employee member of the Board of Directors. Grants of ISOs under the Stock Option Plan may be made only to the Company's employees and employees of our 50% or more owned subsidiaries.

        The compensation committee will fix the exercise price per common share on the date of grant. The exercise price for NQSOs and ISOs may not be less than the fair market value of the underlying shares of common stock on the date of grant. However, if the grantee of an ISO is a person who holds more than 10% of the combined voting power of all classes of our outstanding shares of common stock or our subsidiaries, the exercise price per share of an ISO must be at least 110% of the fair market value of a share of common stock on the date of grant. On March 14, 2005 the closing price per share of the Company's common stock was $10.80. To the extent that the aggregate fair market value of shares of common stock, determined on the date of grant, with respect to which ISOs become exercisable for the first time by a grantee during any calendar year exceeds $100,000, such ISOs must be treated as NQSOs. If Proposal No. 3 is approved, for purposes of the Stock Option Plan, fair market value of a share of common stock on the date of grant is the average of the daily market price for the five consecutive trading days immediately preceding the grant date.

        The compensation committee will determine the term of each option; provided, however, that the exercise period for ISOs may not exceed 10 years from the date of grant and, if the grantee of an ISO is a person who holds more than 10% of the combined voting power of all classes of our outstanding shares of common stock or our subsidiaries, the term may not exceed five years from the date of grant. The vesting period for options will commence on the date of grant and end on date as is determined by the compensation committee, in its sole discretion, which is specified in the award agreement. The compensation committee may provide in an award agreement that an option may become exercisable prior to the date the option becomes exercisable and if the option is exercised prior to such vesting date, the grantee will receive restricted shares that vest over the remaining vesting period of the option.

        A grantee may exercise an option by delivering notice of the exercise to us and by paying the exercise price, plus any withholding tax due, (1) in cash or certified check, (2) with approval of the compensation committee: (A) by delivering shares of common stock already owned by the grantee and having a fair market value on the date of exercise equal to the exercise price, (B) surrendering of shares of common stock issuable upon exercise of the option, (C) making payment through the delivery of property of any kind which constitutes good and valuable consideration or (D) any combination of the permitted exercise methods or by such other method the compensation committee may approve that is permitted by applicable law.

        Restricted Shares.    The compensation committee may grant restricted shares to anyone eligible to participate in the Stock Option Plan. The compensation committee may require that grantees pay consideration for the restricted shares and may establish conditions under which restrictions on the restricted shares will lapse over a period of time or according to such other criteria as the compensation committee determines appropriate. The compensation committee will determine the number of shares of common stock subject to the grant of restricted shares and the other terms and conditions of the grant. Unless the compensation committee determines otherwise, during the restriction period, the grantee will have the right to vote the shares of common stock subject to the restricted share grant and to receive any dividends or other distributions paid on such shares of common stock, subject to any restrictions determined to be appropriate by the compensation committee.

        Performance Units.    Performance units may be granted under the Stock Option Plan. The compensation committee may grant units to anyone eligible to participate in the Stock Option Plan. Each unit provides the grantee with the right to receive an amount based on the value of the unit, which will be determined by the compensation committee, if performance goals established by the compensation committee are met. Units will be based on the fair market value of the shares of common stock or such other measurement base that the compensation committee determines to be appropriate. The compensation committee will determine the number of units that will be granted, the requirements applicable to the units, the performance period during which performance will be measured, the performance goals applicable to the units and such other conditions as the compensation committee determines appropriate. The applicable performance goals may relate to our financial performance or that of our subsidiaries, the performance of the shares of common stock, the grantee's performance or such other criteria that the compensation committee determines appropriate. If the performance goals are met, units will be paid to the grantee in cash, in shares of common stock or a combination of cash and shares of common stock, as determined by the compensation committee.

        Dividend Equivalents.    The compensation committee may grant dividend equivalents in connection with options granted under the Stock Option Plan. The compensation committee may grant dividend equivalents to anyone eligible to participate in the Stock Option Plan. Dividend equivalents are payable in cash or shares of common stock and may be paid currently or accrued as contingent obligations. The terms and conditions of dividend equivalents are determined by the compensation committee.

        Other Equity-Based Awards.    The compensation committee may grant other types of stock-based awards (including the grant of unrestricted shares of common stock), cash-based awards or other equity-based awards under the Stock Option Plan. The compensation committee may grant other equity-based awards to anyone eligible to participate in the Stock Option Plan. Equity-based awards are payable in cash, shares of common stock or other equity determined by the compensation committee. The terms and conditions of other equity-based awards are determined by the compensation committee.

        Qualified-Performance Compensation.    The Stock Option Plan permits the compensation committee to impose and identify specific performance goals that must be met with respect to grants of options, stock appreciation rights, restricted shares, units, dividend equivalents and other equity-based awards. The compensation committee will determine the performance periods for the performance goals. Forfeiture of all or part of any such grant will occur if the performance goals are not met, as determined by the compensation committee. Prior to, or soon after the beginning of, the performance period, the compensation committee will establish in writing the performance goals that must be met, the applicable performance periods, the amounts to be paid if the performance goals are met and any other conditions.

        The performance goals will be based on one or more of the following measures related to the Company's operations: pre-tax income, operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reductions or savings, funds from operations, stock price, sales or new investments funded, distributions to stockholders, dividend yield and/or such other identifiable and measurable performance objectives determined by the compensation committee.

        Deferrals.    The compensation committee may permit or require grantees to defer receipt of the payment of cash or the delivery of shares of common stock that would otherwise be due to the grantee in connection with an award under the Stock Option Plan. The compensation committee will establish the rules and procedures applicable to any deferrals.

        Change of Control.    If a merger, consolidation, sale, transfer, exchange or other disposition of all or substantially all of our assets or other event occurs that affects the shares of common stock, the compensation committee may take any of the following actions to provide: (1) for the purchase of any outstanding award for the payment of an amount of cash equal to the amount that would have been attained upon the exercise of such award or realization of the grantee's rights (net of any required payments by the grantee) had such award been currently exercisable, payable, fully vested or the restrictions lapsed or replace such award with other rights or property selected by the compensation committee, (2) that the award cannot be exercised after such event, (3) for a specified period of time prior to such transaction or event such award will be fully exercisable, (4) that the award will be assumed by the successor or surviving corporation, or a parent or subsidiary thereof or substituted for similar awards, (5) that the restrictions on restricted shares will be terminated, or (6) for such further provisions or limitations as the compensation committee deems appropriate and in our best interests, including adjustments in the number or type of shares subject to the award.

        Amendment and Termination of the Stock Option Plan.    The Board of Directors or the compensation committee may amend or terminate the Stock Option Plan at any time, subject to stockholder approval if required to comply with applicable law, regulation or rule. Unless sooner terminated, the Stock Option Plan will terminate on December 15, 2013.

Federal Income Tax Consequences

        Under current federal income tax laws, neither the grant nor the exercise of an option that qualifies for treatment as an incentive stock option will result in the recognition of income by the optionee. To qualify for the foregoing treatment, the optionee must hold shares acquired through the exercise of an incentive stock option for at least two years from the date of the grant of the option and at least one year from the date of its exercise. If an optionee satisfies the holding period requirements, the sale of the shares acquired through the exercise of the incentive stock option will result in long-term capital gain (or loss) to the optionee. If an optionee does not satisfy the holding period requirements, the optionee will recognize, at the time of the disposition of the shares, ordinary income equal to the amount by which the lesser of (1) the fair market value of the shares on the date of the exercise and (2) the amount received on the disqualifying sale exceeds the exercise price of the incentive stock option. Any gain realized in excess of such ordinary income will be either long-term or short-term capital gain depending on the optionee's holding period for the shares.

        As a general matter, no deduction is permitted to the optionor as a result of the grant or exercise of an incentive option. However, in the event an optionee recognizes ordinary income for federal tax purposes in connection with the disposition of shares acquired through exercise of an incentive stock option under the circumstances discussed above, the Company will generally be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the optionee.

        A grantee of a non-qualified stock option will not recognize taxable income and the Company will not receive a deduction upon the grant of such option. Upon an optionee's exercise of a non-qualified stock option: (1) the optionee will receive ordinary income in an amount equal to the difference between the fair market value on the exercise date and the exercise price of the shares; and (2) if certain conditions are satisfied, the Company will be entitled to a tax deduction in an amount equal to the amount of income realized by the optionee. Following exercise, the optionee will realize gain or loss at disposition in an amount equal to the difference between the disposition price and the basis of the shares.

        The federal tax law is subject to changes in the Code and the regulations promulgated by the Internal Revenue Service, and in court and administrative interpretation.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
"FOR" PROPOSAL NO. 3

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The audit committee has appointed Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2005. The stockholders of the Company are being asked to ratify this appointment at the meeting. Ernst & Young LLP has served as the Company's independent registered public accounting firm since the Company's inception in August of 2003. A representative of Ernst & Young LLP is expected to be present at the meeting and will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

        Although it is not required to do so, the Board of Directors is submitting its appointment of the Company's independent registered public accounting firm to the stockholders at the meeting in order to ascertain the views of stockholders regarding such appointment. A majority of the votes cast at the meeting, if a quorum is present, will be sufficient to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005. Whether the proposal is approved or defeated, the Board of Directors may reconsider its appointment.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
"FOR" PROPOSAL NO. 4

Audit Committee Pre-Approval Policies and Procedures

        The audit committee is responsible for the appointment, compensation, and oversight of the work of the Company's independent registered public accounting firm. The audit committee has adopted policies and procedures that require audit committee pre-approval of all audit and permissible non-audit services provided to the Company by Ernst & Young LLP. The audit committee pre-approves on an annual basis services that are of a recurring nature. Changes in the scope of services that have been pre-approved on an annual basis are deemed to be pre-approved by the audit committee provided they do not result in fee increases in excess of a relatively small amount established by the audit committee. The audit committee must pre-approve any scope changes resulting in fee increases in excess of this amount. New recurring services and services that are not recurring in nature are pre-approved by the audit committee from time to time throughout the year. Actual fees incurred for services provided to the Company by Ernst & Young LLP are reported to the audit committee. In determining whether to pre-approve the provision by Ernst & Young LLP of a permissible non-audit service, the audit committee considers whether the provision of the service by Ernst & Young LLP could impair the independence of Ernst & Young LLP with respect to the Company. As part of this process, the audit committee considers the facts and circumstances of the proposed engagement, including whether Ernst & Young LLP can provide the service more effectively and economically than other firms because of its familiarity with the Company's business and operations. The audit committee also considers the proposed engagement in light of the other non-audit services provided to the Company by Ernst & Young LLP and the fees paid to Ernst & Young LLP for those services.

Report of the Audit Committee

        The audit committee of the Company's Board of Directors is comprised of independent directors as required by the listing standards of the NYSE. The Board of Directors has approved a charter of the audit committee, which is attached to this Proxy Statement as Appendix A, as required by the NYSE and the rules and regulations of the Securities and Exchange Commission (the "Commission").

        The role of the audit committee is to oversee the Company's financial reporting process on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the audit committee approves the appointment of the Company's independent auditors and reviews and discusses the audited financial statements included in the Company's Annual Report on Form 10-K with management, including the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. Management of the Company has the primary responsibility for the Company's financial statements as well as the Company's financial reporting process, principles and internal controls. The independent auditors are responsible for performing an audit of the Company's financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States of America.

        The audit committee discussed with Ernst & Young LLP, the Company's independent auditors, the overall scope of their respective audits. The audit committee meets with Ernst & Young LLP, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal control over financial reporting, and the overall quality of the Company's financial reporting. In the performance of their oversight function, the members of the audit committee necessarily relied upon the information, opinions, reports and statements presented to them by management of the Company and by Ernst & Young LLP.

        In this context, the audit committee has reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2004 with management and Ernst & Young LLP. The audit committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the audit committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with Ernst & Young LLP their independence from the Company. The audit committee has also considered whether Ernst & Young LLP's provision of tax preparation and tax consulting services to the Company is compatible with maintaining Ernst & Young LLP's independence.

        Based on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Commission.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Dennis E. Mitchem, Chair

Linda J. Blessing, Ph.D.
Paul F. Oreffice
James R. Parish

March 18, 2005

The material in this Audit Committee Report is not soliciting material, is not deemed filed with the Commission and is not incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

Audit Fees

        During 2004, Ernst & Young LLP performed certain non-audit services for the Company. The audit committee has considered whether the provision of these non-audit services is compatible with maintaining the accountants' independence. During 2004 and 2003, Ernst & Young LLP provided services and received fees in the following categories and amounts:

	2004	2003
Audit fees	$364,367	$80,951
Audit-related fees	23,186	2,760
Tax fees	54,281	—
All other fees	1,821	—

Total	$443,655	$83,711

        The audit committee of the board of directors has approved all of the fees in the table above.

        Fees for audit services related to the audit of the Company's consolidated financial statements for the year ended December 31, 2004 and for the period from inception (August 14, 2003) to December 31, 2003 and reviews of our quarterly financial statements during the time the Company was not an SEC reporting company. In addition, audit fees include amounts (totaling $269,000) billed in 2004 and 2003 relating to the review of registration statements filed in those periods and related comfort letters and consents.

        Fees for audit-related services in 2004 and 2003 primarily related to fees billed in connection with advisory services related to financial accounting and reporting matters.

        Fees for tax services in 2004 related primarily to fees billed in connection with tax advisory services.

SECURITY OWNERSHIP

        The following table contains information as of March 1, 2005, regarding beneficial ownership of our common stock by (1) each person known to us to be the beneficial owner of more than five percent of our outstanding common stock, (2) each of our directors, (3) each of our Named Executive Officers (defined below), and (4) all directors and executive officers as a group. As of March 1, 2005, we had 67,636,561 shares of our common stock issued and outstanding. The persons as to whom information is given have sole voting and investment power over the shares beneficially owned, unless otherwise noted in the footnotes following the table.

	As of March 1, 2005
Name	Aggregate Number of Shares Beneficially Owned(1)		Percent of Class(2)
5% Holders:
Farallon Partners, L.L.C. c/o Farallon Capital Management, L.L.C. One Maritime Plaza, Suite 1325 San Francisco, California 94111	7,625,000	(3)	11.3%
Directors and Executive Officers:
Morton H. Fleischer(4)	2,453,150	(5)	3.6%
Christopher H. Volk(4)	1,378,612	(6)	2.0%
Catherine Long(7)	61,000		*
Jeffrey M. Fleischer	55,753		*
Gregg A. Seibert	49,301		*
Linda J. Blessing	5,000		*
Willie R. Barnes	5,000		*
Dennis E. Mitchem	16,000		*
Paul F. Oreffice	60,000		*
Jim Parish	15,750		*
Kenneth B. Roath	26,000		*
Casey J. Sylla	25,000		*
Shelby Yastrow	31,800		*
Directors and executive officers as a group (14 persons)	2,950,754		4.4%

*
Less than 1.0%

(1)
All shares not outstanding but which may be acquired by the stockholder within 60 days of March 1, 2005 by the exercise of any stock option or any other right are deemed to be outstanding for the purposes of calculating beneficial ownership and computing the percentage of the class beneficially owned by the stockholder, but not by any other stockholder. In connection with our initial public offering, the Compensation Committee of our Board of Directors restricted all employees of the Company from exercising any options to acquire our common stock until June 14, 2005. Includes shares beneficially owned by the individual's spouse.

(2)
All percentages are rounded to the nearest tenth of a percent.

(3)
Based solely on a Schedule 13G dated December 20, 2004, filed with the SEC. Farallon Partners, L.L.C. is the general partner of the following limited partnerships and under the rules of the SEC may be deemed to own the shares held by those limited partnerships: 3,770,100 shares owned by Farallon Capital Partners, L.P., 3,030,500 shares owned by Farallon Capital Institutional Partners, L.P., 315,000 shares owned by Farallon Capital Institutional Partners II, L.P., 361,900 shares owned by Farallon Capital Institutional Partners III, L.P. and 147,500 shares owned by Tinicum Partners, L.P. The following persons who are managing members of Farallon Partners, L.L.C. may each be deemed to be the beneficial owner of all such shares owned by the partnerships: David I. Cohen, Chun R. Ding, Joseph F. Downes, William F. Duhamel, Charles E. Ellwein, Richard B. Fried, Monica R. Landry, William F. Mellin, Stephen L. Millham, Rajiv A. Patel, Derek C. Schrier, Thomas F. Steyer and Mark C. Wehrly.

(4)
As of March 1, 2005, Spirit Finance Holdings owned 1,252,612 shares of our outstanding common stock. Messrs. Fleischer and Volk each own 50% of the voting control of Spirit Finance Holdings. Under the rules of the SEC, Messrs. Fleischer and Volk are each deemed to be the beneficial owners of Spirit Finance Holdings' shares.

(5)
Mr. Fleischer owns 1,125,270 shares directly, 1,252,612 shares through his voting power over Spirit Finance Holdings and is deemed to own 75,268 shares owned by his wife, Donna Fleischer.

(6)
Mr. Volk owns 126,000 shares directly and 1,252,612 shares through his voting power over Spirit Finance Holdings.

(7)
Ms. Long owns 60,750 shares directly, and is the custodian for 250 shares held by a minor.

EXECUTIVE COMPENSATION

        The following table sets forth the salary and other compensation paid to our Chief Executive Officer and each of our other four most highly compensated senior executive officers (the "Named Executive Officers") for the fiscal years ended December 31, 2004 and 2003. Because we were formed in August 2003, no information is applicable for periods before 2003. The amounts included in the table include both compensation directly paid or accrued by us, as well as compensation paid on our behalf by our affiliates. The difference in salaries in 2003 primarily resulted from Messrs. Morton Fleischer and Volk not beginning employment with us until the beginning of the term of their employment agreements on December 15, 2003 and the other officers who joined us during different parts of the year in 2003. The salaries presented for 2003 do not represent a full year of operations and the individuals listed in the table each entered into an employment agreement with us on December 15, 2003.

Summary Compensation Table

		Annual Compensation				Long Term Compensation
Name and Principal Position	Year	Salary ($)(1)		Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)(6)	Securities Underlying Options (#)	All Other Compensation ($)(7)
Morton H. Fleischer Chairman of the Board and Chief Executive Officer	2004 2003	375,000 17,067	(2)	— —	— —	— —	— 480,000	— —
Christopher H. Volk President and Chief Operating Officer	2004 2003	375,000 17,067	(2)	— —	— —	— —	— 480,000	8,200 —
Catherine Long Chief Financial Officer, Senior Vice President, Secretary and Treasurer	2004 2003	200,000 132,603	(3)	80,000 —	— —	— 249,750	— 90,000	6,000 —
Jeffrey M. Fleischer Senior Vice President—Acquisitions, Assistant Secretary and Assistant Treasurer	2004 2003	200,000 90,949	(4)	80,000 —	— —	— 249,750	— 90,000	6,000 —
Gregg A. Seibert Senior Vice President—Underwriting, Assistant Secretary and Assistant Treasurer	2004 2003	200,000 38,649	(5)	80,000 —	— —	— 249,750	— 90,000	6,000 —

(1)
Employment agreements dated December 15, 2003 provide for a base annual salary of $375,000 for Morton H. Fleischer, $375,000 for Christopher H. Volk, $200,000 for Catherine Long, $200,000 for Jeffrey M. Fleischer and $200,000 for Gregg A. Seibert. The Compensation Committee of our Board of Directors has increased the base salary of Catherine Long to $250,000, Jeffrey M. Fleischer to $225,000 and Gregg A. Seibert to $225,000, each effective January 1, 2005.

(2)
Messrs. Morton Fleischer and Volk were not employees until the commencement of the term of their employment agreements on December 15, 2003.

(3)
Ms. Long's employment with Spirit Finance Holdings, LLC began in March 2003, and therefore she was not paid a full year's salary in 2003.

(4)
Mr. Jeffrey Fleischer's employment with Spirit Finance Holdings, LLC began in April 2003, and therefore he was not paid a full year's salary in 2003.

(5)
Mr. Seibert's employment with Spirit Finance Holdings, LLC began in September 2003, and therefore he was not paid a full year's salary in 2003.

(6)
The values of the restricted stock are based on $10.00 per share, which was the fair value of our common stock on the date of the grant, less $.01 per share paid by the grantee. The restricted stock was granted in December 2003 and vests subject to continued service and performance conditions. Fifty percent of the restricted stock vests over time and the other 50% vests based on performance criteria, with vesting dates of January 20, 2005, January 20, 2006 and January 20, 2007. Dividends are paid on the restricted stock at the same rate as is paid on all shares of our common stock. Unvested restricted stock holdings for our CEO and each of the Named Executive Officers as of December 31, 2004 and the fair market value of the restricted stock on that date, based on a closing price of our common stock of $12.65 on December 31, 2004, are as follows:

Name	Restricted Stock Holdings Number of Restricted Shares	Value on December 31, 2004
Morton H. Fleischer	—	—
Christopher H. Volk	—	—
Catherine Long	25,000	$316,250
Jeffrey M. Fleischer	25,000	$316,250
Gregg A. Seibert	25,000	$316,250
(7)
Represents matching company contribution amounts received under our 401(k) plan.

        The foregoing compensation table does not include certain fringe benefits made available on a nondiscriminatory basis to all company employees such as group health insurance, dental insurance, long-term disability insurance, vacation and sick leave. In addition, we make available certain non-monetary benefits to our executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance. We consider such benefits to be ordinary and incidental business costs and expenses. The aggregate value of such benefits in the case of each executive officer is not included in the table because the aggregate value for each officer is less than the lesser of (a) ten percent of the cash compensation paid to each such executive officer, or (b) $50,000.

Option Grants in 2004

        There were no options granted to our CEO or Named Executive Officers during 2004.

Aggregate Option Exercises in 2004 and Year-End Option Values

        The following table sets forth certain information concerning exercised and unexercised options held by our CEO and Named Executive Officers at December 31, 2004.

			Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised in-the-Money Options at Fiscal Year-End ($)(1)
	Shares Acquired on Exercise (#)
Name		Value Realized ($)
			Exercisable(2)	Unexercisable	Exercisable	Unexercisable
Morton H. Fleischer	—	—	96,000	384,000	254,400	1,017,600
Christopher H. Volk	—	—	96,000	384,000	254,400	1,017,600
Catherine Long	—	—	30,000	60,000	79,500	159,000
Jeffrey M. Fleischer	—	—	30,000	60,000	79,500	159,000
Gregg A. Seibert	—	—	30,000	60,000	79,500	159,000

(1)
Based on a closing stock price of $12.65 on December 31, 2004.

(2)
In connection with the initial public offering, the Company restricted all option holders from exercising any Company stock options until June 14, 2005.

Employment Agreements

        We have entered into employment agreements with Morton H. Fleischer, Christopher H. Volk, Catherine Long, Jeffrey M. Fleischer and Gregg A. Seibert. The employment agreements are for a three year term that began December 15, 2003 and provide for annual base salaries and maximum bonuses. The employment agreements for Ms. Long and Messrs. Jeffrey Fleischer and Seibert provide that base salaries will be increased on January 1 of each year by a minimum increase equal to the increase in the Consumer Price Index and that the maximum bonuses will be reviewed once a year to determine whether they should be increased. The employment agreements of Messrs. Morton Fleischer and Volk do not provide for minimum annual increases but do provide for annual review of base salary and maximum bonuses. The compensation committee of our Board of Directors has the discretion to increase any or all of the base salaries and bonuses in additional amounts as it deems appropriate.

        The base salaries and maximum bonuses for our CEO and Named Executive Officers set by the compensation committee of our Board of Directors for 2005 are shown in the table below:

Name and Title of Executive Officer	2005 Annual Base Salary	2005 Maximum Bonus(1)
Morton H. Fleischer Chairman of the Board and Chief Executive Officer	$375,000	$450,000
Christopher H. Volk President and Chief Operating Officer	$375,000	$450,000
Catherine Long Chief Financial Officer, Senior Vice President, Secretary and Treasurer	$250,000	$225,000
Jeffrey M. Fleischer Senior Vice President—Acquisitions, Assistant Secretary and Assistant Treasurer	$225,000	$202,500
Gregg A. Seibert Senior Vice President—Underwriting, Assistant Secretary and Assistant Treasurer	$225,000	$202,500

(1)
Actual bonuses will be paid based on performance criteria and targets set by the compensation committee of our Board of Directors. The compensation committee of our Board of Directors has the discretion to award additional bonus amounts as it deems appropriate based on the performance of each officer.

        These employment agreements provide that the executive officers agree to devote substantially all of their professional time to our operations. At the end of the three year term, the employment agreements will automatically extend for one additional year unless either party terminates the agreement not later than 60 days before expiration. The agreements permit us to terminate the executives' employment, with appropriate notice, with or without "cause." "Cause" is generally defined to mean:

  •
  conviction of, or the entry of a plea of guilty or nolo contendere to, a felony (excluding a conviction or plea of guilty or nolo contendere arising under a statutory provision imposing criminal liability on a strict liability basis due to the position held by the executive with us, provided the act or omission of the executive or officer with respect to such matter was not taken or omitted to be taken in contravention of any applicable policy or directive of our Board of Directors);

  •
  a breach of the executive's duty of loyalty which is materially detrimental to us;

  •
  a failure to perform or adhere to duties that are consistent with the executive's employment agreement, or the reasonable and customary guidelines of employment or reasonable and customary corporate governance guidelines or policies, including without limitation any business code of ethics adopted by our Board of Directors, or the failure to follow the lawful directives of our Board of Directors provided such directives are consistent with the terms of the executive's employment agreement, which continues for a period of 30 days after written notice to the executive;

  •
  negligence or misconduct in the performance of the executive's duties that have a material adverse effect on us; or

  •
  a material breach of the executive's employment agreement by the executive that continues for 30 days after written notice to the executive.

        Under the employment agreements, the executive officers receive three weeks of paid vacation annually and various other customary benefits. The employment agreements referred to above provide that the executive officers are eligible to participate in our Stock Option Plan and are eligible to receive the same benefits, including medical insurance coverage and retirement plan benefits in a 401(k) plan, to the same extent as other similarly situated employees, and such other benefits as are commensurate with their position. Participation in employee benefit plans will be subject to the terms of the benefit plans as in effect from time to time. If the executives' employment ends for any reason, we will pay accrued salary, bonuses and incentive payments already determined, and other existing obligations. In addition, if we terminate the executives' employment without cause, or if the executive officers terminate employment with good reason as defined in the agreement, we will be obligated to pay (1) a lump sum payment of severance equal to two times, in the case of Morton H. Fleischer and Christopher H. Volk, or one and a half times in the case of Catherine Long, Jeffrey M. Fleischer and Gregg A. Seibert, the annual salary and annual maximum bonus payable under the agreement, (2) the incentive bonus prorated for the year in which the termination occurred, (3) payment of premiums for certain group health coverage, and (4) other benefits as provided for in the employment agreement. Additionally, in the event of a termination by us for any reason other than for cause, or if the executive terminates employment with good reason, all of the options and restricted shares granted to the executive will become fully vested, and the executive will have a period of two years in which to exercise all vested options.

        If a change in control of our company occurs, the executive officers will become fully vested in their options and restricted shares. In general terms, a change of control occurs:

  •
  if a person, entity or affiliated group (with certain exceptions) acquires more than 50% of our then outstanding voting securities;

  •
  if we merge into another entity unless the holders of our voting shares immediately prior to the merger have at least 50% of the combined voting power of the securities in the merged entity or its parent;

  •
  upon the liquidation, dissolution, sale or disposition of all or substantially all of our assets such that after that transaction the holders of our voting shares immediately prior to the transaction own less than 50% of the voting securities of the acquiror or its parent; or

  •
  if a majority of the independent members of our Board of Directors votes in favor of a resolution stating that a change in control has occurred.

        If payments become due as a result of a change in control and the excise tax imposed by Internal Revenue Code Section 4999 applies, the terms of the employment agreements require us to gross up the executive for the amount of this excise tax plus the amount of income and other taxes due as a result of the gross up payment.

        For a 24-month period in the case of Messrs. Morton Fleischer and Volk, and 12 months in the case of Ms. Long and Messrs. Jeffrey Fleischer and Seibert, after termination of an executive's employment for any reason except for cause, the executive will agree not to compete with us by working with or investing in (subject to limited exceptions) any enterprise engaged in a business substantially similar to our business during the period of the executive's employment with us. In the event the executive is terminated for cause, the executive will agree not to compete with us for a 12-month period.

2003 Stock Option and Incentive Plan

        The following table shows information related to our compensation plans that authorize the issuance of equity securities as of December 31, 2004.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders(1)	1,290,000	$10.00	642,750	(2)
Equity compensation plans not approved by stockholders	—	—	—

Total	1,290,000	$10.00	642,750	(2)

(1)
Our 2003 Stock Option and Incentive Plan was approved by our then sole stockholder on December 15, 2003.

(2)
Subsequent to December 31, 2004, awards of restricted stock and stock options relating to 246,699 shares of our common stock were granted by the compensation committee of our Board of Directors.

401(k) Plan

        We adopted a defined contribution savings plan, or "401(k) Plan," to provide retirement income to the Company's employees, including the Company's executive officers. The 401(k) Plan is qualified under Section 401(a) of the Internal Revenue Code and incorporates features permitted under Section 401(k) of the Internal Revenue Code.

        The 401(k) Plan is available to full-time employees who have completed six months of service with us. The 401(k) Plan allows participants to elect to contribute up to 100% of annual compensation on a pre-tax basis with a maximum pre-tax contribution of $13,000 for 2004. In addition, the 401(k) Plan allows individuals who are at least 50 years of age by the end of the tax year to make additional contributions, known as catch-up contributions, in the maximum amount of $3,000 for 2004. We provide a matching contribution in cash, equal to 100% of each participant's elective deferral that does not exceed 3% of compensation, plus 50% of the elective deferral that exceeds 3% of compensation but does not exceed 5% of compensation, which matching contributions vest immediately.

        Any additional company matching contributions or any profit sharing contributions by us are subject to a vesting schedule and will be 100% vested after three years of service. Participant contributions are fully vested at all times and all contributions are invested as directed by each participant in investment funds available under the 401(k) Plan. At the termination of employment, the distribution will be based on the total account balance that is vested and will be payable in a lump-sum as soon as practical or at a later date elected by the participant or the participant's beneficiary.

REPORT OF THE COMPENSATION COMMITTEE*

*
The material in this report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

        The Compensation Committee of Spirit Finance Corporation's (the "Company") Board of Directors is composed exclusively of independent directors. The two members of the Compensation Committee are Kenneth B. Roath, chairman, and Paul F. Oreffice. We are responsible for, among other matters, establishing the compensation of our executive officers and administering compensation plans. From time to time, we may retain compensation and other consultants to assist us in carrying out our duties. In evaluating bonus awards for 2004 and setting base salaries and determining long-term incentive awards for 2005, we retained a compensation consultant to assist us in (1) gathering information about executive officer compensation at peer companies, (2) analyzing the information gathered about the peer companies, and (3) considering the reasonableness of the level and form of compensation proposed for the Company's executive officers.

Compensation Philosophy

        The Company's investment strategy targets various industry sectors in which the Company believes it offers real estate financing solutions that make Spirit Finance an efficient capital provider for its customers by offering its customers flexible, cost-effective solutions that enhance stockholder value for its customers, which differentiates the Company's financial solutions from those offered by other providers of capital. In our view, the Company's success depends on the expertise, talent, experience and long-term commitment of the Company's employees, especially its senior executives. The Company's compensation practices and programs are intended to achieve the following objectives:

  •
  To attract, retain, motivate and reward key employees to drive the successful implementation of the Company's current and long-term strategic, business and financial goals;

  •
  To align the financial interests of the Company's executives with those of the Company's stockholders;

  •
  To establish appropriate incentives for management and employees that are consistent with the Company's culture and values; and

  •
  To provide an annual compensation program with a performance orientation that rewards achievement of both Company and individual performance with the proper balance between salary, performance-based pay and long-term incentives.

        In accordance with these objectives, a significant part of executive compensation is subject to the overall performance of the Company and the total return generated for the Company's stockholders. We believe that this creates an environment that allows the Company to achieve its objectives and maximizes value for its stockholders.

        One performance measure that we use is the total rate of return to the Company's stockholders, which we define as dividends paid (assuming reinvestment in the Company's common stock) plus appreciation in the price of the Company's common stock. This performance measure annually determines the vesting of approximately one-half of the restricted stock we have granted to Company employees to date. In addition, acquisitions targets and funds from operations, or FFO, are the primary performance measures we use in determining the annual bonus to be awarded to our senior executive officers. We also use other financial based measures in evaluating Company and individual performance.

        We typically meet at the beginning of each year to set the compensation level for the Chief Executive Officer and to review with the Chief Executive Officer the base salary adjustments, incentive bonuses and long-term incentive awards for other members of senior management. We also review senior management's recommendations for base salary adjustments and equity awards for the coming year and incentive bonuses in respect of the preceding year for other officers and other eligible employees. We also meet periodically during the year to evaluate the performance of management relative to objectives and to perform our other functions.

        Compensation of executive officers is generally established after a review of data for executives in similar positions in comparable REITs and other real estate finance companies. When reviewing individual compensation levels, we consider individual and corporate performance, levels of responsibility, and competitive pay practices. These factors vary from individual to individual and other subjective features are also considered such as the individual's experience. We generally seek to set the base salary of the Company's officers at levels that place them around the middle of base salaries for the Company's peer group. When awarding annual bonuses and equity based incentive awards, we focus more on individual and Company performance as well as compensation levels of the Company's peer group.

        When setting future compensation levels, we consider not only base salary and bonus, but also consider the total annual compensation of the Company's officers. We consider total compensation to include base salary and cash incentive bonuses as well as factoring in the estimated monetary value of previously granted equity-based incentive awards (restricted stock and stock options) that will vest in the current year.

Base Salaries

        We believe that the base salary levels of the Company's executive officers are reasonably related to the base salary levels of executive officers of comparable real estate investment trusts and other real estate finance companies. We also believe that the current base salary levels of the Company's executive officers take into account the unique talents and experience of our executive officers. All of the Company's executive officers' employment agreements have set floors on base salary and other elements of compensation for their contract terms, but we can increase the base salary levels at any time. The increases take into account such factors as individual past performance, changes in responsibilities, changes in pay levels of companies deemed comparable by us and inflation.

Annual Bonuses

        Each named executive officer's employment agreement provides for an annual bonus within a range based on a percentage of the executive's base salary, as described in detail above under the section entitled "—Employment Agreements," and are subject to adjustment by the Compensation Committee. The bonus ranges are merely minimum bonus amounts if targets set by us are met. Ultimately, we have discretion to pay higher amounts we determine after review of the criteria described above.

        We use performance bonuses to reflect the level of involvement and success of the Company's executive officers in advancing corporate goals. The awards earned depend on the extent to which Company performance objectives and the individual's performance objectives are achieved. Based on meeting Company and individual objectives for 2004, we awarded $240,000 in bonuses to the officers named in the summary compensation table above for fiscal year 2004, which represented 50% of the maximum target bonuses set forth in their respective employment agreements. Although both Morton H. Fleischer and Christopher H. Volk were entitled to receive a bonus of 50% of their maximum target bonuses under their employment agreements because the Company objectives on which their bonuses are based were met, both Mr. Fleischer and Mr. Volk declined to receive a bonus for 2004. This approach, with respect to Mr. Fleischer and Mr. Volk's 2004 bonus, in no way limits our ability to award these executives future annual bonuses depending on their performance and that of the Company.

Long-Term Incentive Compensation

        We recognize that while the bonus programs provide awards for achieving positive performance for near-term goals, equity-based incentives create an essential long-term partnering of our executive officers with the Company's stockholders. Long-term equity incentives are provided to executives either through restricted stock grants or through the grant of stock options or other awards under the Company's 2003 Stock Option and Incentive Plan which is administered by us. We have the discretion to determine those individuals to whom options or awards will be granted and to determine the terms and provisions of awards, including the exercise or purchase price, expiration date, vesting schedule, performance vesting conditions and terms of exercise, subject to the provisions of the plan. The exercise price of incentive stock options must be equal to or greater than the fair market value of our common stock on the date of grant. Grants of restricted shares of our common stock have a purchase price of no less than the par value of our common stock, and generally vest partially based on time and partially based on Company performance criteria we set. None of the officers listed in the summary compensation table above received any grants of options or restricted stock during 2004. In 2004, 93,000 shares of restricted stock and options to purchase 60,000 shares of common stock were granted to other officers, Company employees and non-employee directors. Typically, dividends are paid on shares of restricted stock the same as all other shares of our common stock.

Chief Executive Officer Compensation

        We use the same procedures described above in setting the annual salary, bonus and long-term incentive compensation of the Chief Executive Officer. For the fiscal year ended December 31, 2004, Mr. Fleischer's base salary was $375,000 per year. No long-term incentive awards were made to Mr. Fleischer during the fiscal year ended December 31, 2004. As stated above, Mr. Fleischer declined to receive a bonus for 2004.

Tax Deductibility Of Executive Compensation

        Section 162(m) of the Internal Revenue Code of 1986, as amended, disallows a tax deduction for any publicly held corporation for individual compensation of more than $1.0 million in any taxable year to any named executive officers, other than compensation that is performance-based under a plan that is approved by the stockholders and that meets certain other technical requirements. Our policy with respect to Section 162(m) is to make every reasonable effort to ensure that compensation is deductible to the extent permitted while simultaneously providing our executives with appropriate rewards for their performance. In the appropriate circumstances, however, we are prepared to exceed the limit on deductibility under Section 162(m) to the extent necessary to ensure our executive officers are compensated in a manner consistent with our best interests and those of our stockholders.

THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Kenneth B. Roath, Chair Paul F. Oreffice

PERFORMANCE GRAPH

        On December 16, 2004, Spirit Finance began trading on the New York Stock Exchange under the symbol "SFC." Prior to December 16, 2004, there was no public market for our securities. The initial offering price for the Company's common stock was $11.00 per common share. The graph below compares the cumulative total shareholder return (assuming reinvestment of dividends) of the Company's common shares with that of the S&P 500 Index and the Morgan Stanley REIT Index (RMS) from December 16, 2004 through December 31, 2004. The chart assumes the investment of $100 at the Company's closing stock price of $12.40 per share on December 16, 2004 and the investment of $100 in the S&P 500 Index and the Morgan Stanley REIT Index at the respective closing index prices on that date. The performance reflected in this graph is not necessarily indicative of future performance of our common shares.

Company/Index	December 16, 2004	December 31, 2004
SPIRIT FINANCE CORPORATION	$100.00	$102.02
MORGAN STANLEY REIT INDEX (RMS)	$100.00	$102.43
S&P 500 INDEX	$100.00	$100.72

The foregoing graph and chart shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Act of 1934, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under those Acts.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        From time to time our senior management may be presented with various real estate investment opportunities related to our business. In order to mitigate potential conflicts, if one of our affiliates has an investment opportunity that fits within our real estate investment objectives and a majority of our independent directors determines that it is in our best interests, we will permit our affiliates to make that investment. Our affiliates generally consist of our directors, our officers, our employees, Spirit Finance Holdings, LLC, Fleischer Ranches, LLC, any entity controlled by these individuals or entities and any entity or person that becomes affiliated with us in the future. Generally, we will permit our affiliates to make these real estate investments if:

  •
  the real estate investment does not fit our investment objectives;

  •
  the investment would create too great a concentration of our real estate investments in a single tenant, a single type of tenant, a particular geographic area, a particular property or a particular property type;

  •
  the investment would cause us, or would potentially cause us, to fail to qualify as a REIT;

  •
  the investment would require us to incur debt greater than our targeted leverage ratio; or

  •
  a majority of our independent directors determines that the investment is not an appropriate real estate investment for us for any other reason.

        Spirit Finance purchased four Flying J interstate travel plaza facilities for approximately $37,500,000 in December 2003. The properties were leased back to the seller under an operating lease; rental revenues totaled $3,556,000 in 2004 and $96,000 in 2003 under this lease. Mr. Morton Fleisher, the Company's Chief Executive Officer, is a member of the board of directors of Flying J.

        One of the Company's independent directors, Jim Parish, is a member of the board of directors of Taco Bueno, Inc., a customer operating the underlying properties that collateralize approximately $20,150,000 of the mortgage loans receivable held at December 31, 2004. In addition, during the third quarter of 2004, Spirit Finance acquired four properties under a sale-leaseback transaction for an aggregate purchase price of $3,400,000 from Taco Bueno. Interest income on the mortgage loans receivable and rental revenue on the lease aggregated $2,012,000 in 2004 and $46,000 in 2003.

        Prior to the relocation to its current headquarters, Spirit Finance paid a company that is wholly owned by Mr. Morton Fleisher for the rental of its prior office space. The amount Spirit Finance paid is equal to the amount the affiliate paid to a third party lessor. Spirit Finance paid rent of $81,000 in 2004 and $87,000 in 2003 to the affiliate for its prior office space.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and the persons who own more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock of the Company. Officers, directors and greater than 10% stockholders are required by regulation of the SEC to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on our review of copies of Forms 3, 4 and 5, and the amendments thereto, received by the Company for the year ended December 31, 2004, or written representations from certain reporting persons that no Forms 5 were required to be filed by those persons, we believe that during the year ended December 31, 2004, all filing requirements were complied with by our executive officers, directors and beneficial owners of more than ten percent of our stock.

SOLICITATION OF PROXIES

        This solicitation is being made by mail on behalf of the Board of Directors, but may also be made without additional remuneration by officers or employees of the Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of this proxy statement and the enclosed form of proxy and Notice of Annual Meeting, and any additional material relating to the Meeting which may be furnished to stockholders by the Board of Directors subsequent to the furnishing of this proxy statement, has been or will be borne by the Company. To obtain the necessary representation of stockholders at the meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers. The Company may pay additional amounts if other supplementary solicitations are made.

ANNUAL REPORT

        The Company is mailing its Annual Report for the 2004 fiscal year to stockholders with the mailing of this proxy statement. If you would like a copy of the Company's Annual Report, which includes the Company's Form 10-K filed with the SEC, you may obtain it without charge by writing to:

                      Secretary
                      Spirit Finance Corporation
                      14631 N. Scottsdale Road, Suite 200
                      Scottsdale, Arizona 85254-2711

STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

        Stockholders are entitled to present proposals for action at stockholders' meetings if they comply with the requirements of the Company's then current bylaws and applicable SEC rules and regulations. In connection with this year's meeting, no stockholder proposals were presented. Any proposals intended to be presented at the Company's Annual Meeting of Stockholders to be held in the year 2006 must be received at the Company's offices between the dates of December 12, 2005 and January 9, 2006, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

        The accompanying proxy card grants the proxy holders discretionary authority to vote on any matter raised at the meeting. Under the Company's current bylaws, if a stockholder intends to submit a proposal at the Company's 2006 Annual Meeting of Stockholders, which proposal is not intended to be included in the Company's proxy statement and form of proxy relating to such meeting, the stockholder's notice of the proposal, including all information required by the bylaws, must be received by the Company between December 12, 2005 and January 9, 2006. If a stockholder fails to submit the proposal by such date, the Company will not be required to provide any information about the nature of the proposal in its proxy statement, and the proposal will not be considered at the 2006 Annual Meeting of Stockholders.

        Proposals should be sent to Catherine Long, Secretary, Spirit Finance Corporation, 14631 N. Scottsdale Road, Suite 200, Scottsdale, AZ 85254.

OTHER MATTERS

        The Board of Directors is not aware of any matters to come before the meeting, other than those specified in the 2005 Notice of Annual Meeting. However, if any other matter requiring a vote of the stockholders should arise at the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares covered by the proxy in accordance with their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

        Please advise the Company whether other persons are the beneficial owners of the shares of the Company's common stock for which proxies are being solicited from you, and, if so, the number of copies of this proxy statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the shares.

        IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. BY RETURNING YOUR PROXY CARD

PROMPTLY YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP MAILINGS TO ENSURE A QUORUM SO THAT THE MEETING CAN BE HELD. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.

ATTENDANCE AT THE MEETING

        If you intend on attending the meeting in person, please return the enclosed proxy indicating in the appropriate space your intention.

By Order of the Board of Directors
Scottsdale, Arizona April 8, 2005	Catherine Long, Secretary

APPENDIX A

AUDIT COMMITTEE CHARTER

AUDIT COMMITTEE CHARTER

I.     PURPOSE

        The Board of Directors ("Board") is the ultimate corporate governance body of Spirit Finance Corporation, a Maryland corporation (the "Corporation"). As such, the Board is charged with overseeing all material aspects of the Corporation's operations. To assist the Board in performing its oversight role, and to help the Board meet its fiduciary duties to the shareholders of the Corporation, the Board has created an Audit Committee. For its part, the Audit Committee is charged with assisting the Board in monitoring (1) the integrity of the Corporation's financial statements, (2) the Corporation's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, (4) the performance of the Corporation's internal audit function and independent auditors, and (5) such other duties as directed by the Board.

        The Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditor. The Audit Committee serves a board level oversight role, in which it provides advice and counsel to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee's members in business, financial and accounting matters.

II.    MEMBERSHIP

        On or immediately before the initial filing of the Corporation's registration statement with the Securities and Exchange Commission (the "Commission") the Audit Committee shall consist of at least three members, and prior to that time the Audit Committee shall consist of at least two members. Each such member shall meet the independence and experience requirements of the New York Stock Exchange ("NYSE"), The NASDAQ Stock Market, Inc. ("NASDAQ"), Section 10A of the Securities Exchange Act of 1934 and the rules and regulations of the Commission. All members of the Audit Committee shall have a requisite working familiarity with basic finance and accounting practices in compliance with the applicable rules of the Commission and the NYSE and NASDAQ. At least one member of the Audit Committee shall be an "audit committee financial expert" as defined by the Commission. No member of the Audit Committee shall simultaneously serve on the audit committees of more than two other public companies.

III.  STRUCTURE

        The Audit Committee members shall be appointed by the Board, and, in making its decision, the Board should consider the recommendation of the Nominating and Governance Committee. Each appointment shall be for a term of one year and the members shall serve until the member's successor is duly elected and qualified, but the Board may remove Audit Committee members at any time by Board action.

        The Board shall elect a chairperson annually, who shall create the agenda for Committee meetings and otherwise preside over Committee meetings. The chairperson may require officers and employees of the Corporation or the Corporation's outside counsel or independent or internal auditors to attend or participate in Audit Committee meetings as appropriate.

IV.    MEETINGS

        The Audit Committee shall meet at least four times per year, and shall also meet prior to each time the Corporation intends to issue a press release with its quarterly or annual earnings information. These meetings may be combined with regularly scheduled meetings, or more frequently as circumstances may require. Members of the Audit Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting. The Audit Committee may also take action without a meeting, if a consent in writing to such action is signed by each member of the Audit Committee, or each member grants electronic consent, and such written or electronic consent is filed with the minutes of proceedings of the Audit Committee.

        The Audit Committee may ask members of management or others to attend the meetings and provide pertinent information as needed. Minutes of all meetings shall be recorded and maintained by the Audit Committee. If deemed necessary by the Audit Committee to comply with the procedures established by the Audit Committee for handling complaints regarding accounting matters or matters under the Corporation's whistleblower policy, any identifying information transcribed in the minutes of the Audit Committee meeting delivered to persons in connection with the complaint shall be redacted.

V.     QUORUM

        A majority of the appointed Audit Committee members shall constitute a quorum and shall be able to conduct the Audit Committee's business.

VI.   RESPONSIBILITIES

        At any time during the year, the Audit Committee shall be authorized to hire outside counsel or other consultants and advisers as necessary, and receive appropriate funding for compensation of such consultants and advisers. The Audit Committee shall review and concur in the appointment, replacement, reassignment, or dismissal of the internal auditors. Further, the Audit Committee shall also review and evaluate the performance of the independent auditors and review with the full Board any proposed discharge of the independent auditors. The Audit Committee shall directly appoint, retain, compensate, evaluate and terminate the independent auditor and have the sole authority to approve all audit engagement fees and terms.

        In accordance with the Audit Committee's purpose, the Audit Committee shall perform the following to the extent applicable:

  Audit & Review Function

  •
  Ensure that the Corporation has an internal audit function, which function may be performed by an outside firm or internally within the Corporation.

  •
  Conduct executive sessions separately and periodically with the independent auditors, chief executive officer, chief financial officer, internal auditors, counsel to the Corporation, controller, and anyone else as desired by the Audit Committee.

  •
  Evaluate the independent auditors and internal auditors.

  •
  Annually review and discuss with management and the independent auditors separately all critical accounting policies and practices used by the Corporation including but not limited to:

  •
  The Corporation's income and expense recognition policies for major revenue and expense categories; and

  •
  All material alternative treatments of financial information within generally accepted accounting principals that have been discussed with management of the Corporation, the ramifications of each material alternative, and the treatment preferred by the Corporation.

  •
  Review with the independent auditor, the Chief Financial Officer and the controller of the Corporation, and the internal auditors, the audit scope and plan of the internal auditors and the independent auditors. Address the coordination of audit efforts to assure the completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

  •
  Review with the independent auditors and the internal auditors:

  •
  The adequacy of the Corporation's internal controls including computerized information system controls and security; and

  •
  Any related significant findings and recommendations of the independent auditors and internal auditors together with management's responses thereto.

  •
  Review with management, the independent auditors, and the internal auditors, the interim annual financial report before it is filed with the Commission or other regulators.

  •
  Review all material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

  •
  Ascertain that the lead (or concurring) audit partner from any public accounting firms performing audit services, serves in that capacity for no more than five fiscal years of the Corporation. In addition, ascertain that any partner other than the lead or concurring partner serves no more than seven years at the partner level on the Corporation's audit.

  •
  Review with management the policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent auditors.

  •
  Consider, with management, the rationale for employing audit firms other than the principal independent auditors.

  •
  Review the engagement and performance of accounting firms providing functions which may not be performed by the Corporation's independent auditors.

  •
  Review with management and the internal auditors:

  •
  Significant findings on internal audits during the year and management's response thereto;

  •
  Any difficulties the internal audit team encountered in the course of their audits, including any restrictions on the scope of their work or access to required information;

  •
  Any changes required in the scope of their internal audit;

  •
  The internal auditing department budget and staffing;

  •
  The planned internal audit function; and

  •
  Internal auditor's compliance with the Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.

  •
  Set clear hiring policies for employees or former employees of the independent auditors.

  •
  Ensure that the independent auditor submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent auditor and the Corporation, consistent with Independence Standards Board Standard 1, and that the Audit Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for recommending that the Board take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

  •
  Conduct an appropriate review of all material related party transactions for potential conflict of interest situations on an ongoing basis. All such transactions shall be approved by the Audit Committee.

  •
  Approve all material transactions with Spirit Management Company.

  •
  Review and approve the organizational structure of any entities owned by the corporation using an "UPREIT" or "umbrella partnership real estate investment trust" or a similar structure such as a "DOWN REIT."

  Financial Reporting and Disclosure Function

  •
  Review with management and the independent auditors:

  •
  The Corporation's annual audited financial statements and quarterly financial statements, including the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations;"

  •
  The independent auditors' audit of the financial statements and their report thereon;

  •
  The independent auditors' judgments about the quality, not just the acceptability, of the Corporation's accounting principles as applied in its financial reporting;

  •
  Any significant changes required in the independent auditors' audit plan;

  •
  Any serious difficulties or disputes with management encountered during the audit; and

  •
  Matters required by Statement on Auditing Standards No. 61, Communication With Audit Committees (AICPA, Professional Standards, vol. 1, AU sec.380), as amended, related to the conduct of the audit.

  •
  Review with counsel to the Corporation and the internal auditors legal and regulatory matters and reports received from regulators that, in the opinion of management, may have a material impact on the Corporation's financial statements and related Corporation compliance policies and programs.

  •
  Oversee the preparation of an annual report of the Audit Committee as required by the rules of the SEC and the annual affirmation required by the appropriate listing exchange, if necessary. When required by SEC rules, include in the annual Proxy Statement for the Corporation a report of the Audit Committee in accordance with the Proxy Rules promulgated by the SEC.

  •
  Inquire of the CEO and CFO regarding the "quality of earnings" of the Corporation from a subjective as well as an objective standpoint.

  •
  Review and discuss the Company's earnings press releases (particularly the use of "pro forma", or non-GAAP, information) and any financial information or earnings guidance provided to analysts and ratings agencies.

  •
  Review with management and the independent auditor the effect of any regulatory and accounting initiatives, as well as off-balance-sheet structures and securitization structures, if any.

  Risk Management Function

  •
  Inquire of management, the internal auditors, and the independent auditors about significant risks or exposures facing the Corporation; assess the steps management has taken or proposes to take to minimize such risks to the Corporation; and periodically review compliance with such steps.

  •
  Establish and review the procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting controls, internal accounting controls, or auditing matters or matters under the Corporation's whistleblower policy that may be submitted by any party internal or external to the organization including, but not limited to:

  •
  Establish and review procedures for the confidential, anonymous submission by employees of the organization of concerns regarding questionable accounting or auditing matters.

  •
  Establish and review procedures for the submission by external parties of concerns regarding questionable accounting or auditing matters.

  •
  Establish and review the procedures for the receipt, retention, and treatment of complaints received by the Corporation with regards to the Corporation's whistleblower policy.

  •
  Review any complaints or submissions that might have been received, current status, and resolution if one has been reached.

  •
  Periodically review the Corporation's code of conduct to ensure that it is adequate and up-to-date.

  •
  Review with the internal auditors and the Corporation's counsel the results of their review of the monitoring of compliance with the Corporation's code of conduct.

  •
  Review the administration of the Corporation's code of conduct.

  •
  Approve any waivers of the Corporation's code of conduct.

  General Functions

  •
  Review and evaluate the Audit Committee's performance and effectiveness.

  •
  Report regularly to the Board.

  •
  Respond to all inquiries made by the Lead Independent Director of the Board.

  •
  Review the Audit Committee's charter annually, reassess the adequacy of this charter, and recommend any proposed changes to the board of directors. Consider changes that are necessary as a result of new laws or regulations.

  •
  Create an agenda for the ensuing year or review and approve the agenda submitted by the internal auditors.

  •
  The Audit Committee will perform such other functions as assigned by law, the Corporation's charter or bylaws, or the board of directors.

VII. LIMITATION OF AUDIT COMMITTEE ROLE

        While the Audit Committee has the responsibility and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits, to certify the Corporation's financial statements, to conduct investigations, or to assure the Corporation's compliance with laws and regulations or internal policies, procedures and controls. Management is responsible for determining that the Corporation's financial statements are complete, accurate and prepared in accordance with GAAP and that the Corporation is in compliance with laws and regulations. The independent accountants are responsible for auditing the Corporation's financial statements.

APPENDIX B

ARTICLES OF AMENDMENT AND RESTATEMENT

SPIRIT FINANCE CORPORATION

ARTICLES OF AMENDMENT AND RESTATEMENT

        First: Spirit Finance Corporation, a Maryland corporation (the "Corporation"), desires to amend and restate its charter as currently in effect and as hereinafter amended.

        The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

        The name of the corporation (the "Corporation") is:

        Spirit Finance Corporation

ARTICLE II

PURPOSE

        The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the "Code")) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force. For purposes of these Articles, "REIT" means a real estate investment trust under Sections 856 through 860 of the Code.

ARTICLE III

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

        The address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated whose post address is 300 East Lombard Street, Baltimore, Maryland 21202. The resident agent is a citizen of and resides in the State of Maryland.

ARTICLE IV

PROVISIONS FOR DEFINING, LIMITING
AND REGULATING CERTAIN POWERS OF THE
CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

        Section 4.01. Number of Directors.    The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation initially shall be two, which number may be increased or decreased pursuant to the Bylaws, but shall never be less than the minimum number required by the Maryland General Corporation Law (the "MGCL"). The names of the directors who shall serve until the first annual meeting of stockholders and until their successors are duly elected and qualify are:

                      Morton H. Fleischer
                      Christopher H. Volk

The directors may increase the number of directors and may fill any vacancy, whether resulting from an increase in the number of directors or otherwise, on the Board of Directors in the manner provided in the Bylaws.

        Section 4.02. Extraordinary Actions.    Except as specifically provided in Section 4.08 (relating to removal of directors) and in Article VII, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

        Section 4.03. Authorization by Board of Stock Issuance.    The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the charter or the Bylaws and, prior to the Restriction Termination Date, subject to the limitations in the Code then applicable to REITs.

        Section 4.04. Preemptive Rights and Appraisal Rights.    Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 5.04 or as may otherwise be provided by contract, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell. Holders of shares of stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL unless the Board of Directors, upon the affirmative vote of a majority of the entire Board of Directors, shall determine that such rights apply, with respect to all or any classes or series of stock, to a particular transaction or all transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

        Section 4.05. Indemnification.    The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

        Section 4.06. Determinations by Board.    The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; or any other matter relating to the business and affairs of the Corporation.

        Section 4.07. REIT Qualification.    The Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to qualify the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board of Directors shall take such actions as are required by the Code, the MGCL and other applicable law, to cause the matter of termination of qualification as a REIT to be submitted to a vote of the stockholders. The affirmative vote of the holders of not less than a majority of the shares outstanding and entitled to vote thereon shall be required to terminate voluntarily the Corporation's status as a REIT. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VI is no longer required for REIT qualification and may modify such restrictions to the extent consistent with the continued maintenance by the Corporation of its status as a REIT.

        Section 4.08. Removal of Directors.    Subject to the rights, if any, of holders of one or more classes or series of Preferred Stock to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

        Section 4.09. Advisor Agreements.    Subject to such approval of stockholders and other conditions, if any, as may be required by any applicable statute, rule or regulation, the Board of Directors may authorize the execution and performance by the Corporation of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization, including a subsidiary or affiliate of the Corporation, whereby, subject to the supervision and control of the Board of Directors, any such other person, corporation, association, company, trust, partnership (limited or general) or other organization shall render or make available to the Corporation managerial, investment, advisory and/or related services, office space and other services and facilities (including, if deemed advisable by the Board of Directors, the management or supervision of the investments of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements (including, if deemed fair and equitable by the Board of Directors, the compensation payable thereunder by the Corporation).

ARTICLE V

STOCK

        Section 5.01. Authorized Shares.    The Corporation has authority to issue 500,000,000 shares of stock, consisting of 375,000,000 shares of Common Stock, $.01 par value per share ("Common Stock") and 125,000,000 shares of Preferred Stock, $.01 par value per share ("Preferred Stock"). The aggregate par value of all authorized shares of stock having par value is $5,000,000. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. To the extent permitted by Maryland law, and prior to the Restriction Termination Date (defined below) to the extent consistent with the continued characterization of the Corporation as a REIT, the Board of Directors, without any action by the stockholders of the Corporation, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.

  Section 5.02. Common Stock.

        (a) Subject to the provisions of subsection (b) of this Section 5.02 and Article VI, each share of Common Stock shall entitle the holder thereof to one vote.

        (b) During the Restriction Period (as defined below), Bank of America Corporation and its affiliates shall not be entitled to vote any shares of Common Stock beneficially owned by it or them. The Restriction Period shall be the period commencing on the Initial Date (as defined in Article VI hereof) and ending on the date set by the Board of Directors with the prior written consent of Bank of America Corporation, without any action by the stockholders of the Corporation.

        Section 5.03. Preferred Stock.    The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time, in one or more classes or series of stock.

        Section 5.04. Classified or Reclassified Shares.    Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI and subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland ("SDAT"). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 5.04 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

        Section 5.05. Charter and Bylaws.    All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the Charter (as hereinafter defined) and the Bylaws.

ARTICLE VI

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

        Section 6.01. Definitions.    For the purpose of this Article VI, the following terms shall have the following meanings:

        "Aggregate Stock Ownership Limit" shall mean not more than 9.8 percent of the aggregate of the outstanding shares of Capital Stock (as hereinafter defined) measured by voting power or value, whichever is more restrictive. The value of the outstanding shares of Capital Stock shall be determined by the Board of Directors of the Corporation in good faith, which determination shall be conclusive for all purposes hereof.

        "Beneficial Ownership" shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

        "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

        "Capital Stock" shall mean all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

        "Charitable Beneficiary" shall mean one or more beneficiaries of the Trust as determined pursuant to Section 6.03(f), provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

        "Charter" shall mean the charter of the Corporation, as that term is defined in the MGCL.

        "Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor statute.

        "Common Stock Ownership Limit" shall mean not more than 9.8 percent (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation. The number and value of outstanding shares of Common Stock of the Corporation shall be determined by the Board of Directors of the Corporation in good faith, which determination shall be conclusive for all purposes hereof.

        "Constructive Ownership" shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

        "ERISA Investor" shall mean (i) an employee benefit plan as defined in Section 3(3) of ERISA, whether or not subject to ERISA, or a plan described in section 4975 of the Code (including, without limitation, foreign plans and governmental plans) (each, a "Plan"), (ii) an entity whose underlying assets include the assets of a Plan by reason of the Plan's direct or indirect investment in such entity, or (iii) an entity that otherwise constitutes a benefit plan investor within the meaning of the Plan Assets Regulation.

        "Excepted Holder" shall mean a stockholder of the Corporation for whom an Excepted Holder Limit is created by these Articles or by the Board of Directors pursuant to Section 6.02(g).

        "Excepted Holder Limit" shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 6.02(g), and subject to adjustment pursuant to Section 6.02(h), the percentage limit established by the Board of Directors pursuant to Section 6.02(g).

        "Initial Date" shall mean the date upon which the Articles of Amendment and Restatement containing this Article VI are filed with the SDAT.

        "Insignificant Participation Exception" shall mean the exception to the Plan Assets Regulation which provides that an ERISA Investor's assets will not include any of the underlying assets of an entity in which it invests if at all times less than 25% of the value of each class of equity interests in the entity is held by ERISA Investors.

        "Market Price" on any date shall mean, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The "Closing Price" on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Capital Stock is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board of Directors of the Corporation or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined in good faith by the Board of Directors of the Corporation.

        "MGCL" shall mean the Maryland General Corporation Law, as amended from time to time.

        "NYSE" shall mean the New York Stock Exchange.

        "Person" shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

        "Plan Assets Regulation" shall mean Section 2510.3-101 of the regulations of the Department of Labor.

        "Prohibited Owner" shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 6.02(a), would Beneficially Own or Constructively Own shares of Capital Stock, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

        "REIT" shall mean a real estate investment trust within the meaning of Section 856 of the Code.

        "Restriction Termination Date" shall mean the first day after the Initial Date on which the Corporation determines pursuant to Section 4.07 of the Charter that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

        "Transfer" shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Capital Stock or the right to vote or receive dividends on Capital Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms "Transferring" and "Transferred" shall have the correlative meanings.

        "Trust" shall mean any trust provided for in Section 6.03(a).

        "Trustee" shall mean the Person unaffiliated with the Corporation and a Prohibited Owner, that is appointed by the Corporation to serve as trustee of the Trust.

  Section 6.02. Capital Stock.

  (a)
  Ownership Limitations.

            (i)  Basic Restrictions.

            (A)  During the period commencing on the Initial Date and prior to the Restriction Termination Date, (1) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

            (B)  During the period commencing on the Initial Date and prior to the Restriction Termination Date, no Person shall Beneficially or Constructively Own shares of Capital Stock to the extent that such Beneficial or Constructive Ownership of Capital Stock would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

            (C)  During the period commencing on the Initial Date and prior to the Restriction Termination Date subject to Section 6.03(g), but notwithstanding any other provisions contained herein, any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) that, if effective, would result in the Capital Stock being Beneficially Owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

            (D)  During the period commencing on the Initial Date and prior to the date that either (i) each class of Capital Stock qualifies as a class of "publicly-offered securities" (within the meaning of section 2510.3-101(b)(2) of the Plan Assets Regulation) or (ii) the Corporation qualifies for another exception to the Plan Assets Regulation (other than the Insignificant Participation Exception), any Transfer that, if effective, would result in 25% or more of any class of Capital Stock being Beneficially Owned by one or more ERISA Investors shall be void ab initio as to the Transfer of that number of shares of Capital Stock which would cause 25% or more of any class of Capital Stock to be Beneficially Owned by one or more ERISA Investors, and the intended transferee shall acquire no rights in such shares of Capital Stock.

           (ii)  Transfer in Trust.

            (A)  During the period commencing on the Initial Date and prior to the Restriction Termination Date, if any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 6.02(a)(i)(A) or (B),

              (1)   then that number of shares of the Capital Stock the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 6.02(a)(i)(A) or

      (B)(rounded to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 6.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

              (2)   if the transfer to the Trust described in clause (1) of this sentence would not be effective for any reason to prevent the violation of Section 6.02(a)(i)(A) or (B), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 6.02(a)(i)(A) or (B) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

            (B)  During the period commencing with the Initial Date and prior to the date that either (i) each class of Capital Stock qualifies as a class of "publicly-offered securities" (within the meaning of Section 2510.3-101(b)(2) of the Plan Assets Regulation) or (ii) the Corporation qualifies for another exception to the Plan Assets Regulation (other than the Insignificant Participation Exception), if any Transfer of shares of Capital Stock (whether or not such transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) occurs which, if effective, would result in 25% or more of any class of Capital Stock being Beneficially Owned by one or more ERISA Investors,

              (1)   then that number of shares of the Capital Stock which otherwise would cause a violation of Section 6.02(a)(i)(D) (rounded to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 6.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such ERISA Investor shall acquire no rights in such shares; or

              (2)   if the transfer to the Trust described in clause (1) of this sentence would not be effective for any reason to prevent a violation of Section 6.02(a)(i)(D), then the Transfer of that number of shares of Capital Stock that otherwise would cause any ERISA Investor to violate Section 6.02(a)(i)(D) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

        (b)    Remedies for Breach.    If the Board of Directors of the Corporation or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 6.02(a) or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any shares of Capital Stock in violation of Section 6.02(a) (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 6.02(a) shall automatically result in the transfer to the Trust described above, and, subject to 6.03(g), where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof.

        (c)    Notice of Restricted Transfer.    Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 6.02(a)(i) or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 6.02(a)(ii) shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation's status as a REIT.

        (d)    Owners Required To Provide Information.    From the Initial Date and prior to the Restriction Termination Date:

          (i)    every owner of more than one-half of one percent (or such other percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock and other shares of the Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation's status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit; and

          (ii)   each Person who is a Beneficial or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation's status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

        (e)    Remedies Not Limited.    Subject to Section 4.7 of the Charter, nothing contained in this Section 6.02 shall limit the authority of the Board of Directors of the Corporation to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation's status as a REIT.

        (f)    Ambiguity.    In the case of an ambiguity in the application of any of the provisions of this Section 6.02, Section 6.03, or any definition contained in Section 6.01, the Board of Directors of the Corporation shall have the power to determine the application of the provisions of this Section 6.02 or Section 6.03 or any such definition with respect to any situation based on the facts known to it. In the event Section 6.02 or 6.03 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 6.01, 6.02 or 6.03.

  (g)
  Exceptions.

          (i)    Subject to Section 6.02(a)(i)(B), the Board of Directors of the Corporation, in its sole discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

            (A)  the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual's Beneficial or Constructive Ownership of such shares of Capital Stock will violate Section 6.02(a)(i)(B);

            (B)  such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the

    Board of Directors of the Corporation, rent from such tenant would not adversely affect the Corporation's ability to qualify as a REIT, shall not be treated as a tenant of the Corporation); and

            (C)  such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 6.02(a) through 6.02(f) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Sections 6.02(a)(ii) and 6.03.

          (ii)   Prior to granting any exception pursuant to Section 6.02(g)(i), the Board of Directors of the Corporation may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation's status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

          (iii)  Subject to Section 6.02(a)(i)(B), an underwriter which participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

          (iv)  The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

          (v)   The Board of Directors, upon receipt of a ruling from the Department of Labor or an opinion of counsel in each case to the effect that the Corporation will not fail to qualify for the Insignificant Participation Exception or another applicable exception to the Plan Asset Regulations as a result of the exemption, may exempt an ERISA Investor from the restriction contained in Section 6.02(a)(i)(D), provided that the Board of Directors obtains such representations and undertakings from such ERISA Investor as are reasonably necessary to ascertain the foregoing.

        (h)    Increase in Aggregate Stock Ownership and Common Stock Ownership Limits.    The Board of Directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for one or more Persons and decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for all other Persons; provided however, that the decreased Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit will not be effective for any Person whose percentage ownership in Stock is in excess of such decreased Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit until such time as such Person's percentage of Stock equals or falls below the decreased Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit, but any further acquisition of Stock in excess of such percentage ownership of Stock will be in violation of the Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit and, provided further, that the new Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding Stock or otherwise cause the Corporation to fail to qualify as a REIT.

        (i)    Legend.    Each certificate for shares of Capital Stock shall bear substantially the following legend:

    The shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Corporation's maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the "Code"), and for certain other purposes under the Code and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Subject to certain further restrictions and except as expressly provided in the Corporation's Charter, (i) no Person may Beneficially or Constructively Own shares of the Corporation's Common Stock in excess of 9.8 percent (in value or number of shares) of the outstanding shares of Common Stock of the Corporation unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own shares of Capital Stock of the Corporation in excess of 9.8 percent of the value or voting power, whichever is more restrictive, of the total outstanding shares of Capital Stock of the Corporation, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Capital Stock that would result in the Corporation being "closely held" under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; (iv) no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons, and (v) no Person may Beneficially Own shares of Capital Stock that would result in 25% or more of any class of the Equity Stock being Beneficially Owned by one or more ERISA Investors. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own shares of Capital Stock which causes or will cause a Person to Beneficially or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation. If any of the restrictions on transfer or ownership are violated, the shares of Capital Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem shares upon the terms and conditions specified by the Board of Directors in its sole discretion if the Board of Directors determine that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Capital Stock of the Corporation on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its Principal Office.

          Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge.

  Section 6.03. Transfer of Capital Stock in Trust.

        (a)    Ownership in Trust.    Upon any purported Transfer or other event described in Section 6.02(a)(ii) that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 6.02(a)(ii). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any

Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.03(f).

        (b)    Status of Shares Held by the Trustee.    Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock of the Corporation. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

        (c)    Dividend and Voting Rights.    The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to Maryland law, effective as of the date that the shares of Capital Stock have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee's sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VI, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

        (d)    Sale of Shares by Trustee.    Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 6.02(a)(i). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.03(d). The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (2) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 6.03(c) of this Article VI. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.03(d), such excess shall be paid to the Trustee upon demand.

        (e)    Purchase Right in Stock Transferred to the Trustee.    Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 6.03 of this Article VI. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 6.03(d) if such acquisition would not cause any Person to violate the restrictions in Section 6.02(a) hereof. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

        (f)    Designation of Charitable Beneficiaries.    By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 6.02(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

        (g)    NYSE Transactions.    Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.

        (h)    Enforcement.    The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.

        (i)    Non-Waiver.    No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE VII

AMENDMENTS

        The Corporation reserves the right from time to time to make any amendment to its charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the charter, of any shares of outstanding stock. All rights and powers conferred by the charter on stockholders, directors and officers are granted subject to this reservation. Any amendment to Section 4.01 or 4.08 or to this sentence of the Charter shall be valid only if approved by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter.

ARTICLE VIII

LIMITATION OF LIABILITY

        To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Article VIII, nor the adoption or amendment of any other provision of the charter or Bylaws inconsistent with this Article VIII, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

        Second: The amendment to and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

        Third: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.

        Fourth: The name and address of the Corporation's current resident agent is as set forth in Article III of the foregoing amendment and restatement of the charter.

        Fifth: The number of directors of the Corporation and the names of those currently in office are as set forth in Article IV of the foregoing amendment and restatement of the charter.

        Sixth: The total number of shares of stock which the Corporation had authority to issue immediately prior to this amendment and restatement was 500,000,000, consisting of 500,000,000 shares of Common Stock, $.01 par value per share. The aggregate par value of all shares of stock having par value was $5,000,000.

        Seventh: The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter is 500,000,000, consisting of 375,000,000 shares of Common Stock, $.01 par value per share, and 125,000,000 shares of Preferred Stock, $.01 par value per share. The aggregate par value of all authorized shares of stock having par value is $5,000,000.

        Eighth: These Articles of Amendment and Restatement shall become effective at 8:00 a.m. Eastern Standard Time on December 17, 2003.

        Ninth: The undersigned President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

        IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this            day of                        , 2005.

ATTEST:	SPIRIT FINANCE CORPORATION
Catherine Long, Secretary	By:	Christopher H. Volk, President	(SEAL)

APPENDIX C

AMENDED AND RESTATED
2003 STOCK OPTION AND INCENTIVE PLAN

SPIRIT FINANCE CORPORATION

AMENDED AND RESTATED

2003 STOCK OPTION AND INCENTIVE PLAN

Dated March 18, 2005

SPIRIT FINANCE CORPORATION
AMENDED AND RESTATED
2003 STOCK OPTION AND INCENTIVE PLAN

        SPIRIT FINANCE CORPORATION, a Maryland corporation (the "Company"), adopts this Amended and Restated Spirit Finance Corporation 2003 Stock Option and Incentive Plan (the "Plan"), originally effective as of December 15, 2003, and amended and restated as of March 18, 2005, for the benefit of Employees, Consultants and Directors of the Company. This Plan amends and restates in its entirety the Corporation's 2003 Stock Option and Incentive Plan.

        The purposes of this Plan are (a) to recognize and compensate selected Employees, Consultants and Directors who contribute to the development and success of the Company and its Affiliates and Subsidiaries; (b) to maintain the competitive position of the Company and its Affiliates and Subsidiaries by attracting and retaining Employees, Consultants and Directors; and (c) to provide incentive compensation to Employees, Consultants and Directors based upon the Company's and/or Affiliate's and Subsidiary's performance.

ARTICLE I

DEFINITIONS

        Section 1.01. General.    Wherever the following initially capitalized terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

        "Affiliate" shall mean any entity that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

        "Award" shall mean the grant or award of Options, Restricted Common Shares, SARs, Performance Units or Equity Grants under this Plan.

        "Award Agreement" shall mean the agreement granting or awarding Options, Restricted Common Shares, SARs, Performance Units or Equity Grants. Such Award Agreement shall be executed by an officer of the Company and the Participant receiving such grant.

        "Award Limit" shall mean 500,000 Common Shares subject to Restricted Common Shares, SARs, Performance Units or Equity Grants awarded to a single Participant in any one Plan Year and 500,000 Common Shares subject to Options awarded to a single Participant in any one Plan Year.

        "Board" shall mean the Board of Directors of Spirit Finance Corporation, as comprised from time to time.

        "Cause" shall, except as otherwise defined in the Participant's Employment Agreement, mean (a) the conviction of the Participant of, or the entry of a plea of guilty or nolo contendere by the Participant to, a felony (not including a conviction, plea of guilty or nolo contendere arising solely under a statutory provision imposing criminal liability upon the Participant on a strict liability basis due to the Company offices held by the Participant, so long as any act or omission of the Participant with respect to such matter was not taken or omitted in contravention of any applicable policy or directive of the Board); (b) a willful breach of his duty of loyalty which is materially detrimental to the Company; (c) a willful failure to perform or adhere to explicitly stated duties that are consistent with the terms of his position with the Company, or the Company's reasonable and customary guidelines of employment or reasonable and customary corporate governance guidelines or policies, including without limitation any business code of ethics adopted by the Board, or to follow the lawful directives of the Board (provided such directives are consistent with the terms of the Participant's Employment Agreement), which, in any such case, continues for 30 days after written notice from the Board to the Participant; or (d) gross negligence or willful misconduct in the performance of the Participant's duties. No act, or failure to act, on the Participant's part will be deemed "gross negligence" or "willful misconduct" unless done, or omitted to be done, by the Participant not in good faith and without a reasonable belief that the Participant's act, or failure to act, was in the best interest of the Company. The Committee shall determine, in good faith, if a Participant has been terminated for Cause; provided, however, that if the Participant is a member of the Committee, such Participant shall not participate in the determination.

        "Change in Control" shall, except as otherwise defined in the Participant's Employment Agreement, mean the occurrence of any of the following events: (a) any person, entity or affiliated group, excluding the Company or any employee benefit plan of the Company, acquiring more than 50% of the then outstanding voting shares of the Company; (b) the consummation of any merger or consolidation of the Company into another company, such that the holders of the voting shares of the Company immediately after such merger or consolidation are less than 50% of the voting power of the surviving company or the parent of the surviving company; (c) the complete liquidation of the Company; (d) the sale or disposition of all or substantially all of the Company's assets, such that after the transaction, the holders of the voting shares of the Company immediately prior to the transaction is less than 50% of the voting securities of the acquiror or the parent of the acquiror; or (e) a majority of the Board votes in favor of a decision that a Change in Control has occurred.

        "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute or law.

        "Committee" shall mean the Compensation Committee of the Board. If there is no Compensation Committee of the Board, "Committee" shall mean the Board.

        "Common Shares" shall mean the shares of common stock, par value $.01 per share, of the Company.

        "Company" shall mean Spirit Finance Corporation, a Maryland corporation, or any business organization which succeeds to its business. For purposes of this Plan, the term Company shall include, where applicable, the employer of the Employee or Consultant, including without limitation such other Affiliate or Subsidiary who employs the Employee or the Consultant.

        "Consultant" shall mean a professional or technical expert, consultant or independent contractor who provides services to the Company or an Affiliate or Subsidiary, and who may be selected to participate in the Plan.

        "Dividend Equivalents" shall mean dividend equivalents granted under Section 4.08 of this Plan.

        "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Code) of the Company or an Affiliate or Subsidiary of the Company, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

        "Employment Agreement" shall mean the employment, consulting or similar contractual agreement entered into by the Employee or the Consultant, as the case may be, and the Company governing the terms of the Employee's or Consultant's employment with the Company, if any.

        "Equity Grants" shall mean cash, Common Shares or equity-based awards granted under Article IX of this Plan.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" of a share of Common Shares, as of a given date, shall be determined pursuant to Section 4.07.

        "Good Reason" shall only apply, and shall only have the meaning, as contained in the Participant's Employment Agreement. Any provision herein that relates to a Termination of Employment by the

Participant for Good Reason shall have no effect if there is no Employment Agreement or the Employment Agreement does not contain a provision permitting the Participant to terminate for Good Reason.

        "Grant Date" shall mean the date as of which an Award is granted.

        "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

        "Independent Director" shall mean a member of the Board who would not otherwise be classified as an Employee except for his or her position as a member of the Board.

        "Non-Qualified Stock Option" shall mean an Option which the Committee does not designate as an Incentive Stock Option.

        "144A Offering" means the 2003 private placement of Common Shares of the Company.

        "Option" shall mean an option to purchase Common Shares that is granted under Article IV of this Plan. An option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.

        "Option Period" shall have the meaning ascribed thereto in Section 11.09.

        "Participant" shall mean an Employee, Consultant or Director who has been determined as eligible to receive an Award pursuant to Section 3.02(a).

        "Performance Units" shall mean performance units granted under Article VIII of this Plan.

        "Permanent Disability" or "Permanently Disabled" shall mean that an individual is permanently and totally disabled if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. A determination of Permanent Disability shall be made in good faith by the Committee.

        "Plan" shall mean the Spirit Finance Corporation 2003 Stock Option and Incentive Plan, as embodied herein and as amended from time to time.

        "Plan Year" shall mean the fiscal year of the Company.

        "Restricted Common Shares" shall mean Common Shares awarded under Article VI of this Plan.

        "Retirement" or "Retire" shall, except as otherwise defined in the Participant's Employment Agreement, mean an Employee's Termination of Employment with the Company on account of retirement under any formal retirement plan of the Company.

        "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such rule may be amended from time to time.

        "SAR" shall mean share appreciation rights awarded under Article VII of this Plan.

        "Section 162(m) Participant" shall mean any Employee the Committee designates to receive an Award whose compensation for the fiscal year in which the Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code, as determined by the Committee in its sole discretion.

        "Subsidiary" shall mean an entity in an unbroken chain beginning with the Company if each of the entities other than the last entity in the unbroken chain owns 50% or more of the total combined voting power of all classes of equity in one of the other entities in such chain.

        "Ten Percent Owner" shall mean a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of shares of the Company, or any Subsidiary. Whether a person is a Ten Percent Owner shall be determined with respect to each Option based on the facts existing immediately prior to the Grant Date of such Option.

        "Termination of Employment" shall mean the date on which the employee-employer, contractual or similar relationship between a Participant and the Company is terminated for any reason, with or without Cause, including, but not by way of limitation, a termination of employment by resignation, discharge, death, Permanent Disability or Retirement, but excluding (a) termination of employment where there is a simultaneous reemployment or continuing employment of a Participant by the Company or any Subsidiary or Affiliate; and (b) at the discretion of the Committee, termination of employment which results in a temporary severance of the employee-employer relationship. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to a Termination of Employment (subject to the provisions of any Employment Agreement between a Participant and the Company), including, but not limited to, all questions of whether particular leaves of absence constitute a Termination of Employment; provided, however, that, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer, contractual or similar relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

        "Director" shall mean a member of the Company's Board of Directors.

        "Vest," "Vested" or "Vesting" shall mean the percentage by which a Participant shall vest in his Award in accordance with his Award Agreement.

ARTICLE II

COMMON SHARES SUBJECT TO PLAN

  Section 2.01. Common Shares Subject to Plan.

          (a)   The Common Shares subject to an Award shall be shares of the Company's authorized but unissued, reacquired, or treasury Common Shares. The number of such shares which may be issued upon exercise of such Options or which may be granted as Restricted Common Shares or to which Awards may be subject is 4,100,000 in the aggregate. The maximum number of Awards related to shares representing Incentive Stock Options that may be granted under the Plan is 4,100,000.

          (b)   The maximum number of Common Shares which may be awarded to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, Common Shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of Common Shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option, both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit.

        Section 2.02. Add-back of Grants.    If any Award expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of Common Shares subject to such Award but as to which such Award or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.01. Shares of Common Shares which are delivered by the Participant or withheld by the Company upon the exercise of any Option or other award under this

Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.01. If any Common Shares granted pursuant to an Award permitted under the Plan is forfeited by the Participant, such Common Shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.01. Notwithstanding the provisions of this Section 2.02, no shares of Common Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Section 422 of the Code.

ARTICLE III

ELIGIBILITY; AWARDS; AWARD AGREEMENTS

        Section 3.01. Eligibility.    Any Employee, Consultant or Director selected to participate pursuant to Section 3.02 shall be eligible to participate in the Plan.

        Section 3.02. Awards.    The Committee shall determine which Employees, Consultants and/or Directors, other than members of the Committee, shall receive an Award, whether the Employee, Consultant or Director will receive Options, Restricted Common Shares, SARs, Performance Units or Equity Grants, whether the Option Grant shall be of Incentive Stock Options and/or Non-Qualified Stock options, and the number of Common Shares subject to such Award, in accordance with the terms of the Participant's Employment Agreement, if any. The Board shall determine the terms of any Award to the Committee, the number of Common Shares subject to such Award, whether the Committee shall receive Options, Restricted Common Shares, SARs, Performance Units or Equity Grants, and whether the Option Grant shall be of Incentive Stock Options and/or Non-Qualified Stock Options. Notwithstanding the foregoing, the terms and conditions of an Award intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

  Section 3.03. Provisions Applicable to Section 162(m) Participants.

          (a)   Notwithstanding anything in the Plan to the contrary, the Committee may grant Options, Restricted Common Shares, SARs, Performance Units and/or Equity Grants to a Section 162(m) Participant that Vest upon the attainment of performance targets for the Company which are related to one or more of the following performance goals: (i) pre-tax income; (ii) operating income; (iii) cash flow; (iv) earnings per share; (v) return on equity; (vi) return on invested capital or assets; (vii) cost reductions or savings; (viii) funds from operations (FFO); (ix) stock price; (x) sales or new investments funded; (xi) distributions to stockholders; (xii) dividend yield; and/or (xiii) such other identifiable and measurable performance objectives permissible by Section 162(m), as determined by the Committee and, if applicable, pursuant to the terms of a Participant's Employment Agreement and subject to Committee review and approval.

          (b)   To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, no later than 90 days following the commencement of any fiscal year in question or any other designated fiscal period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee pursuant to a Participant's Employment Agreement and subject to Committee review and approval, shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period, (iii) establish the various targets and bonus amounts which may be earned for such fiscal year or other designated fiscal period, and (iv) specify the relationship between performance goals and targets and the amounts to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period. Following the completion of each fiscal year or other designated fiscal period, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period.

        Section 3.04. Award Agreement.    Upon the selection of an Employee, Consultant or Director to become a Participant and receive an Award, the Committee shall cause a written Award Agreement to be issued to such individual encompassing the terms and conditions of such Award, as determined by the Committee in its sole discretion; provided, however, that if applicable, the terms of such Award Agreement shall comply with the terms of such Participant's Employment Agreement, if any. Such Award Agreement shall provide for the exercise price for Options and SARs, the purchase price for Restricted Common Shares, the performance criteria for Performance Units, the exercisability and vesting schedule, payment terms and such other terms and conditions of such Award, as determined by the Committee in its sole discretion. Notwithstanding the foregoing, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option that the Participant surrender for cancellation some or all of the unexercised Awards which have been previously granted to the Participant under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an Option price equal to or higher than the exercise price of such surrendered Option, may cover the same (or a lesser or greater) number of Common Shares as such surrendered Option or other Award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of Common Shares, price, exercise period or any other term or condition of such surrendered Award. Each Award Agreement shall be executed by the Participant and an officer or a director (other than the Participant) of the Company authorized to sign such Award Agreement and shall contain such terms and conditions that are consistent with the Plan, including but not limited to the exercisability and vesting schedule, if any, as the Committee in its sole discretion shall determine. All Awards shall be made conditional upon the Participant's acknowledgment, in writing in the Award Agreement or by acceptance of the Award, that all decisions and determinations of the Committee shall be final and binding on the Participant, his beneficiaries and any other person having or claiming an interest under such Award.

ARTICLE IV

OPTIONS

        Section 4.01. Award Agreement for Option Grant.    Option grants shall be evidenced by an Award Agreement, pursuant to Section 3.04. Award Agreements evidencing options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

        Section 4.02. Option Price.    The price per share of the Common Shares subject to each Option shall be set by the Committee; provided, however, that such price shall be no less than the greater of the par value of a share of Common Shares or 50% of the Fair Market Value of a share of Common Shares on the date the Option is granted, and (a) in the case of Incentive Stock Options and Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Shares on the date the Option is granted; (b) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Company or any Subsidiary or parent corporation thereof

(within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a share of Common Shares on the date the Option is granted; and (iii) in the case of Non-Qualified Stock Options granted to Independent Directors after the Company is subject to the Exchange Act, such price shall equal 100% of the Fair Market Value of a share of Common Shares on the date the Option is granted.

        Section 4.03. Qualification for Incentive Stock Options.    The Committee may only grant an Incentive Stock Option to an individual if such person is an Employee of the Company or an Employee of a Subsidiary.

        Section 4.04. Change in Incentive Stock Option Grant.    Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such Option from treatment as an Incentive Stock Option under Section 422 of the Code. To the extent that the aggregate Fair Market Value of Common Shares with respect to which Incentive Stock Options (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Participant during any calendar year (under the Plan and all other Incentive Stock Option plans of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options to the extent of the excess above such limitation. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.04, the Fair Market Value of Common Shares shall be determined as of the time the Option with respect to such Common Shares is granted, pursuant to Section 4.07.

        Section 4.05. Option Term.    The term of an Option shall be set by the Committee in its discretion; provided, however, in the case of Incentive Stock Options, the term shall not be more than 10 years from the date the Incentive Stock Option is granted, or five years from such date if the Incentive Stock Option is granted to an Employee then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Such Incentive Stock Options shall be subject to Section 5.06, except as limited by the requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options.

  Section 4.06. Option Vesting.

          (a)   The period during which the right to exercise an Option in whole or in part vests in the Participant shall be set by the Committee and shall be as provided for in the Award Agreement. At any time after the grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an option Vests.

          (b)   In each Award Agreement, the Committee shall indicate whether the portion of the Options, if any, that remains nonvested upon the Participant's Termination of Employment with the Company are forfeited. In so specifying, the Committee may differentiate between the reasons for the Participant's Termination of Employment.

          (c)   Any Options which are not Vested upon the occurrence of a Change in Control, shall become 100% vested, unless the Award Agreement or the Participant's Employment Agreement explicitly provides otherwise.

        Section 4.07. Fair Market Value.    The Fair Market Value of a share of Common Shares as of a given date shall be (a) the average closing price of a share of Common Shares on the principal exchange on which shares of Common Shares are then trading, if any (or as reported on any composite index which includes such principal exchange), for the five trading days on which a trade of the Common Shares occurred immediately preceding such date; (b) if Common Shares are not traded on an exchange but are quoted on NASDAQ or a successor quotation system, either the average of (i) the closing sale price; or (ii) the mean between the closing representative bid and asked prices for the Common Shares on the five trading days immediately preceding such date as reported by NASDAQ or such successor quotation systems, as may be appropriate; or (c) if Common Shares are not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market value of a share of Common Shares as established by the Company acting in good faith. The Fair Market Value as determined by the Company in good faith and in the absence of fraud shall be binding and conclusive upon all parties hereto, and in any event the Participant agrees to accept and shall not challenge any determination of Fair Market Value made by the Company. If the Company subdivides (by split, dividend or otherwise) the Common Shares into a greater number of Common Shares, or combines (by reverse split or otherwise) the Common Shares into a smaller number of Common Shares after the Company shall have determined the Fair Market Value for the Common Shares subject to an Award (without taking into consideration such subdivision or combination) and prior to the consummation of the purchase, the Fair Market Value and number of Common Shares shall be appropriately adjusted to reflect such subdivision or combination, and the Company's good faith determination as to any such adjustment shall be binding and conclusive on all parties hereto.

        Section 4.08. Dividend Equivalents.    The Committee may grant Dividend Equivalents in connection with Options granted under the Plan. Dividend Equivalents may be paid currently or accrued as contingent obligations and may be payable in cash or shares of Common Shares and upon such terms as the Committee may establish, including, without limitation, the achievement of specific performance goals.

ARTICLE V

EXERCISE OF OPTIONS

        Section 5.01. Partial Exercise.    At any time and from time to time prior to the time when any exercisable option or portion thereof becomes unexercisable under the Plan or the Award Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional Common Shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a minimum number of Common Shares.

        Section 5.02. Manner of Exercise.    An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Company of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the Award Agreement:

          (a)   a written notice signed by the Participant or other person then entitled to exercise such Option or portion thereof, stating that such Option or portion is being exercised, provided such notice complies with all applicable rules established by the Committee from time to time;

          (b)   such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, causing legends to be placed on Common Share certificates and issuing stop-transfer notices to agents and registrars;

          (c)   in the event that the Option shall be exercised pursuant to Section 11.01 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option or portion thereof; and

          (d)   full payment (in cash or by a certified check) for the Common Shares with respect to which the Option or portion thereof is exercised, unless with the prior written consent of the Committee:

              (i)  payment, in whole or in part, is made through the delivery of shares of Common Shares owned by the Participant, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof;

             (ii)  payment, in whole or in part, is made through the surrender of shares of Common Shares then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof;

            (iii)  payment, in whole or in part, is made through the delivery of property of any kind which constitutes good and valuable consideration; or

            (iv)  payment is made through any combination of the consideration provided for in this Section 5.02(d).

        Section 5.03. Conditions to Issuance of Common Shares.    The Company shall not be required to issue or deliver any certificate or other indicia evidencing ownership of shares of Common Shares purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a)   the obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable;

          (b)   the lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience;

          (c)   the receipt by the Company of full payment for such Common Shares, including payment of any applicable withholding tax; and

          (d)   the Participant agreeing to the terms and conditions of the Plan and the Award Agreement.

        Section 5.04. Rights as Shareholders.    The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any Common Shares purchasable upon the exercise of any part of an Option unless and until certificates or other indicia representing such Common Shares have been issued by the Company to such holders.

        Section 5.05. Ownership and Transfer Restrictions.    The Committee, in its absolute discretion, may impose at the time of grant such restrictions on the ownership and transferability of the Common Shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the Award Agreement and may be referred to on the certificates or other indicia evidencing such Common Shares.

  Section 5.06. Limitations on Exercise of Options.

          (a)   Vested Incentive Stock Options may not be exercised after the earlier of (i) their expiration date; (ii) 12 months from the date of the Participant's death; (iii) 12 months from the date of the Participant's Termination of Employment by reason of his Permanent Disability; or (iv) the expiration of three months from the date of the Participant's Termination of Employment for any reason other than such Participant's death or Permanent Disability, unless the Participant dies within said three-month period; unless provided otherwise in the Employee's Employment Agreement. Leaves of absence for less than 90 days shall not cause a Termination of Employment for purposes of Incentive Stock Options, and Participant's qualifying for leave under the Family Medical Leave Act, the Uniformed Services Employment and Reemployment Rights Act or any similar statute or contract shall be considered continuously employed by the Company during such qualifying leaves for purposes of Incentive Stock Options.

          (b)   Non-Qualified Stock Options may be exercised up until their expiration date, unless the Committee provides otherwise in the Award Agreement.

ARTICLE VI

AWARD OF RESTRICTED COMMON SHARES

        Section 6.01. Award Agreement.    Awards of Restricted Common Shares shall be evidenced by an Award Agreement, pursuant to Section 3.04. Award Agreements evidencing Restricted Common Shares intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

  Section 6.02. Award of Restricted Common Shares.

          (a)   The Committee may from time to time, in its absolute discretion, consistent with this Plan:

              (i)  determine the aggregate number of Common Shares to be awarded as Restricted Common Shares to Participants;

             (ii)  determine the purchase price, if any, and other terms and conditions applicable to such Restricted Common Shares;

            (iii)  determine when the restrictions lapse; and

            (iv)  determine which Participants shall receive an Award of Restricted Common Shares and the amount of such Award, subject to Committee review and approval.

          (b)   The Committee may establish the purchase price, if any, and form of payment for Restricted Common Shares. If the Committee establishes a purchase price, the purchase price shall be no less than the par value of the Common Shares to be purchased, unless otherwise permitted by applicable state law.

          (c)   Upon the selection of a Participant to be awarded Restricted Common Shares, the Committee shall instruct the Secretary of the Company to issue such Restricted Common Shares and may impose such conditions on the issuance of such Restricted Common Shares as it deems appropriate.

          (d)   Restricted Common Share Awards shall vest pursuant to the Award Agreement.

        Section 6.03. Rights as Shareholders.    Upon delivery of the shares of Restricted Common Shares to the Participant or the escrow holder pursuant to Section 6.07, the Participant shall have, unless otherwise provided by the Committee in the Award Agreement, all the rights of an owner of Common Shares, subject to the restrictions and provisions of his Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Common Shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Shares shall be subject to the restrictions set forth in Section 6.04. Upon delivery of Restricted Common Shares to the escrow holder, it shall be structured so that no transfer of stock shall be deemed to have occurred within the meaning of Section 83 of the Code.

        Section 6.04. Restriction.    All shares of Restricted Common Shares issued under this Plan (including any Common Shares received by holders thereof with respect to shares of Restricted Common Shares as a result of stock dividends, stock splits or any other form of recapitalization, if any) shall at the time of grant, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall, in its sole discretion, determine, which restrictions may include, without limitation, restrictions concerning voting rights, transferability, Vesting, Company performance and individual performance; provided, however, that by action taken subsequent to the time Restricted Common Shares are issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Common Shares may not be sold or encumbered until all restrictions are terminated or expire.

        Section 6.05. Lapse of Restrictions.    The restrictions shall lapse in accordance with the terms of the Award Agreement. In the Award Agreement, the Committee shall indicate whether Restricted Common Shares then subject to restrictions are forfeited or if the restrictions shall lapse upon the Participant's Termination of Employment. In so specifying, the Committee may differentiate between the reasons for the Participant's Termination of Employment.

        Section 6.06. Repurchase of Restricted Common Shares.    The Committee may provide in the terms of the Award Agreement awarding Restricted Common Shares that the Company shall have call rights, a right of first offer and/or a right of refusal regarding Restricted Common Shares then subject to restrictions.

        Section 6.07. Escrow.    The Company may appoint an escrow holder or make other arrangements to retain physical custody of each certificate or control of each other indicia representing Restricted Common Shares until all of the restrictions imposed under the Award Agreement with respect to the Common Shares evidenced by such certificate expire or shall have been removed.

        Section 6.08. Legend.    In order to enforce the restrictions imposed upon shares of Restricted Common Shares hereunder, the Committee shall cause a legend or restrictions to be placed on certificates of Restricted Common Shares that are still subject to restrictions under Award Agreements, which legend or restrictions shall make appropriate reference to the conditions imposed thereby.

ARTICLE VII

SHARE APPRECIATION RIGHTS

        Section 7.01. Award Agreement for SARs.    Awards of SARs shall be evidenced by an Award Agreement, pursuant to Section 3.04. Award Agreements evidencing SARs intended to qualify as performance-based compensation as described in section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of section 162(m) of the Code.

        Section 7.02. General Requirements.    The Committee may grant SARs separately or in tandem with any Option (for all or a portion of the applicable Option). The Committee shall determine which Participants shall receive an Award of an SAR and the amount of such Award.

        Section 7.03. Base Amount.    The Committee shall establish the base amount of the SAR at the time the SAR is granted. Unless the Committee determines otherwise, the base amount of each SAR shall be equal to the exercise price per share of the related Option or, if there is no related Option, the Fair Market Value of a share of Common Shares as of the date of grant of the SAR.

        Section 7.04. Tandem SARs.    Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of grant of the Incentive Stock Option and (i) the SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (ii) the SAR may be for no more than 100% of the spread (i.e. the difference between the exercise price of the underlying Incentive Stock Option and the Fair Market Value of the Common Shares subject to the underlying Incentive Stock Option at the time the SAR is exercised); (iii) the SAR may only be transferred when the underlying Incentive Stock Option is transferable, and under the same conditions; (iv) the SAR may be exercised only when the underlying Incentive Stock Option is eligible to be exercised; and (v) the SAR may be exercised only when there is a positive spread (i.e. when the Fair Market Value of the Common Shares subject to the Incentive Stock Option exceeds the exercise price of the Incentive Stock Option). In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of Common Shares that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Common Shares covered by such Option shall terminate. Upon the exercise of the SARs, the related Option shall terminate to the extent of an equal number of shares of Common Shares.

  Section 7.05. SAR Exercisability.

          (a)   The period during which SARs in whole or in part become exercisable shall be set by the Committee and shall be as provided for in the Award Agreement. At any time after the grant of a SAR, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which the SAR becomes exercisable.

          (b)   In each Award Agreement, the Committee shall indicate whether the portion of the SAR, if any, that remains non-exercisable upon the Participant's Termination of Employment with the Company are forfeited. In so specifying, the Committee may differentiate between the reason for the Participant's Termination of Employment.

        Section 7.06. Value of SARs.    When a Participant exercises a SAR, the Participant shall receive in settlement of such SAR an amount equal to the value of the share appreciation for the number of SARs exercised payable in cash, Common Shares or a combination thereof as specified in the applicable Award Agreement. The share appreciation for a SAR is the amount by which the Fair Market Value of the underlying Common Shares on the date of exercise of the SAR exceeds the base amount of the SAR.

        Section 7.07. Form of Payment.    The Committee shall determine, consistent with the provisions of the Award Agreement, whether the appreciation in a SAR shall be paid in the form of cash, Common Shares or a combination of the two, in such proportion as the Committee deems appropriate. For purposes of calculating the number of shares of Common Shares to be received, shares of Common Shares shall be valued at their Fair Market Value on the date of exercise of the SAR. If shares of Common Shares are received upon exercise of a SAR, cash shall be delivered in lieu of any fractional Common Shares.

ARTICLE VIII

PERFORMANCE UNITS

        Section 8.01. Award Agreement for Performance Units.    Awards of Performance Units shall be evidenced by an Award Agreement, pursuant to Section 3.04. Award Agreements evidencing Performance Units intended to qualify as performance-based compensation as described in section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of section 162(m) of the Code.

        Section 8.02. General Requirements.    Each Performance Unit shall represent the right of the Participant to receive an amount based on the value of the Performance Unit if performance goals established by the Committee are met. A Performance Unit shall be based on the Fair Market Value of a share of Common Shares or such other measurement base as the Committee deems appropriate. The Committee shall determine and set forth in the Award Agreement the number of Performance Units to be granted and the requirements applicable to such Performance Units. The Committee shall determine which Participants shall receive an Award of a Performance Unit and the amount of such Award.

        Section 8.03. Performance Period and Performance Goals.    When Performance Units are granted, the Committee shall establish the performance period during which performance shall be measured (the "Performance Period"), performance goals applicable to the Performance Units ("Performance Goals") and such other conditions of the Award as the Committee deems appropriate. Performance Goals may relate to the financial performance of the Company or its Subsidiaries, the performance of Common Shares, individual performance or such other criteria as the Committee deems appropriate.

        Section 8.04. Payment With Respect to Performance Units.    At the end of each Performance Period, the Committee shall determine to what extent the Performance Goals and other conditions of the Performance Units are met, the value of the Performance Units (if applicable), and the amount, if any, to be paid with respect to the Performance Units. Payments with respect to Performance Units shall be made in cash, in Common Shares or in a combination of the two, as determined by the Committee.

ARTICLE IX

OTHER EQUITY GRANTS

        Section 9.01. Award Agreement for Equity Grants.    Awards of Equity Grants shall be evidenced by an Award Agreement, pursuant to Section 3.04. Award Agreements evidencing Equity Grants intended to qualify as performance-based compensation as described in section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of section 162(m) of the Code.

  Section 9.02. Award of Equity Grants.

          (a)   The Committee may from time to time, in its absolute discretion, grant other types of stock-based awards (including the grant of unrestricted Common Shares), cash-based awards or other equity-based awards under the Plan. The Committee shall, in its absolute discretion, consistent with this Plan:

              (i)  Determine which Participants shall receive an Award of an Equity Grant;

             (ii)  Determine the type of stock-based, cash-based or equity-based award to be awarded as Equity Grants to Participants;

            (iii)  Determine the aggregate number of Common Shares, total cash amount, and/or other equity that will be applicable to such Equity Grants; and

            (iv)  Determine the terms and conditions of such Equity Grants and the timing of when any restrictions on such Equity Grants lapse.

ARTICLE X

ADMINISTRATION

        Section 10.01. Committee.    Except as otherwise provided herein, the Plan shall be administered by the Compensation Committee of the Board. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Company's Articles of Incorporation, bylaws, and with applicable law. The majority vote of the Committee, or for acts taken in writing without a meeting by the unanimous written consent of the members of the Committee, shall be valid acts of the Committee. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board.

        Section 10.02. Duties and Powers of Committee.    It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options or Restricted Common Shares are granted or awarded, and to adopt such rules for the administration, interpretation and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such Award under this Plan need not be the same with respect to each Participant. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code.

        Section 10.03. Compensation; Professional Assistance; Good Faith Actions.    Unless otherwise determined by the Board, members of the Committee shall receive no compensation for their services. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan and any Awards made hereunder, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation, subject to any restrictions contained in the Company's articles of incorporation or bylaws, as each may be amended from time to time, or restrictions imposed by applicable law.

ARTICLE XI

MISCELLANEOUS PROVISIONS

        Section 11.01. Not Transferable.    No Award or any right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 11.01 shall prevent transfers by will or by the applicable laws of descent and distribution. The Committee shall not be required to accelerate the exercisabilty of an Award or otherwise take any action pursuant to a divorce or similar proceeding in the event Participant's spouse is determined to have acquired a community property interest in all or any portion of an Award. During the lifetime of the Participant, only the Participant may exercise an Award (or any portion thereof) granted to the Participant under the Plan. After the death of the Participant, any exercisable portion of an Award, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement or other agreement, may be exercised by the Participant's personal representative or by any person empowered to do so under the deceased Participant's will or under the then applicable laws of descent and distribution.

  Section 11.02. Amendment, Suspension or Termination of This Plan.

          (a)   Except as otherwise provided in this Section 11.02, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee; provided, however, no action of the Board or the Committee may be taken that would otherwise require shareholder approval as a matter of applicable law, regulation or rule, without the consent of the shareholders. No amendment, suspension or termination of this Plan shall, without the consent of the Participant, impair any rights or obligations under any Award theretofore made to the Participant, unless such right has been reserved in the Plan or the Award Agreement. No Award may be made during any period of suspension or after termination of this Plan. In no event may any Award be made under this Plan after the expiration of 10 years from the initial date the Plan is adopted by the Board.

          (b)   Notwithstanding the foregoing, the Board or the Committee may take any action necessary to comply with a change in applicable law, irrespective of the status of any Award as Vested or unvested, exercisable or unexercisable, at the time of such change in applicable law.

  Section 11.03. Changes in Common Shares or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

          (a)   In the event that the Committee determines, in its sole discretion, that any dividend or other distribution (whether in the form of cash, Common Shares, other securities, or other property), on account of a recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to purchase Common Shares or other securities of the Company, or other similar event, affects the Common Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of the following:

              (i)  the number and kind of Company shares with respect to which an Award may be made under the Plan;

             (ii)  the number and kind of Company shares subject to an outstanding Award; and

            (iii)  the exercise price or purchase price with respect to any Award.

          (b)   In the event of any transaction or event described in Section 11.03(a) or any unusual or non-recurring transactions or events affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee determines, in its sole discretion, that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

              (i)  The Committee may provide, either by the terms of the Award Agreement or by action taken prior to the occurrence of such transaction or event for (A) the purchase of any such Award for the payment of an amount of cash equal to the net amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable, payable, fully Vested or the restrictions lapsed; or (B) the replacement of such Award with other rights or property selected by the Committee.

             (ii)  The Committee may provide in the terms of such Award Agreement that the Award cannot be exercised after such event.

            (iii)  The Committee may provide, by the terms of such Award or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such Award shall be exercisable, notwithstanding anything to the contrary in Section 4.06 or the provisions of such Award.

            (iv)  The Committee may provide, by the terms of such Award or by action taken prior to the occurrence of such transaction or event, that upon such event, such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar Awards covering the shares of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

             (v)  The Committee may make adjustments in the number and type of shares of Common Shares subject to outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards, and rights and awards which may be granted in the future.

            (vi)  The Committee may provide either by the terms of an Award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of the Award may be terminated, and some or all shares of such Award may cease to be subject to forfeiture or repurchase after such event.

          (c)   Subject to Section 11.07, the Committee may, in its sole discretion, at the time of Award, include such further provisions and limitations in any Award Agreement or certificate, as it may deem appropriate and in the best interests of the Company; provided, however, that no such provisions or limitations shall be contrary to the terms of the Participant's Employment Agreement or the terms of this Plan.

          (d)   Notwithstanding the foregoing, in the event of a transaction or event described in Sections 11.03(a) or any unusual or non-recurring transactions or events affecting the Company, no action pursuant to this Section 11.03 shall be taken that is specifically prohibited under applicable law, the rules and regulations of any governing governmental agency or national securities exchange, or the terms of the Participant's Employment Agreement.

        Section 11.04. Approval of Plan by Shareholders.    This Plan will be submitted for the approval of the Company's shareholders within 12 months after the date of the Board's initial adoption of this Plan. If the shareholders fail to approve this Plan, all Options granted hereunder shall be Non-Qualified Stock Options.

        Section 11.05. Continued Employment.    Nothing in this Plan or in any Award Agreement hereunder shall confer upon any Participant any right to continue his employment, consulting or similar relationship with the Company or an Affiliate, whether as an Employee, Consultant, Director or otherwise, or shall interfere with or restrict in any way the rights of the Company or an Affiliate, which are hereby expressly reserved, to discharge or terminate the relationship with any Participant at any time for any reason whatsoever, subject to the terms of any Employment Agreement entered into by the Participant and the Company.

        Section 11.06. Tax Withholding.    The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Participant of any sums required by federal, state or local tax law to be withheld with respect to the issuance, Vesting, exercise of any Award, or the lapse of restrictions on an Award. The Committee may, in its sole discretion and in satisfaction of the foregoing requirement, allow such Participant to elect to have the Company withhold shares of Common Shares otherwise issuable under such Award (or allow the return of shares of Common Shares) having a Fair Market Value equal to the minimum sums required to be withheld.

        Section 11.07. Forfeiture Provisions.    Pursuant to its general authority to determine the terms and conditions applicable to Awards, the Committee shall have the right to provide, in the terms of such Award, or to require the recipient to agree by separate written instrument, that the Award shall terminate and any unexercised portion of such Award (whether or not vested) shall be forfeited, if (i) a Termination of Employment occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award; (ii) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is adverse, contrary or harmful to the interests of the Company, as further defined by the Committee or as specified in the Participant's Employment Agreement; or (iii) the Company terminates the Employee with or without Cause.

        Section 11.08. Limitations Applicable to Section 16 Persons and Performance Based Compensation.     Notwithstanding any other provision of this Plan, any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act). To the extent permitted by applicable law, Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan to the contrary, any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

  Section 11.09. Restrictions.

          (a)   Except as otherwise provided for in the Award Agreement, upon any Termination of Employment, for a one-year period thereafter, the Company shall have the right, but not the obligation, to purchase all Common Shares awarded hereunder or acquired pursuant to an Award, for their Fair Market Value at the time of purchase by the Company. These rights shall be in addition to the right of first refusal pursuant to Section 11.09(b); provided, however, that in the event the Company decides not to exercise its rights pursuant to Section 11.09(b), the provisions of this Section 11.09(a) shall cease to apply with respect to those Common Shares that were offered to the Company and sold in accordance with the provisions of Section 11.09(b).

          (b)   Except as otherwise provided for in the Award Agreement, if an individual desires and is permitted to sell, encumber or otherwise dispose of shares of Common Shares awarded hereunder or acquired pursuant to an Award, the individual shall first offer the shares to the Company by giving the Company written notice disclosing: (i) the name of the proposed transferee of the Common Shares; (ii) the certificate number and number of shares of Common Shares proposed to be transferred or encumbered; (iii) the proposed price; (iv) all other terms of the proposed transfer; and (v) a written copy of the proposed offer. Within 60 days after receipt of such notice, the Company shall have the option to purchase all or part of such Common Shares same price and on the same terms as contained in such notice (the "Option Period"). In the event the Company does not exercise the option to purchase the Common Shares, as provided above, the individual shall have the right to sell, encumber or otherwise dispose of his shares of Common Shares on the terms of the transfer set forth in the written notice to the Company, provided such transfer is effected within 30 days after the expiration of the Option Period. If the transfer is not effected within such period, the Company must again be given an option to purchase, as provided above.

          (c)   On and after the date a class of the Company's securities are registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, the Company shall have no further right to purchase shares of Common Shares under this Section 11.09, and its limitations shall be null and void.

          (d)   Notwithstanding the foregoing, the Committee may require that a Participant execute any other documents it deems necessary or desirable with respect to any Common Shares distributed or purchased pursuant to this Plan.

        Section 11.10. Restrictive Legend.    All of the Common Shares now outstanding or hereafter issued and/or owned shall be held and transferred subject to the terms of the restrictions herein contained and every certificate representing a share of Common Shares shall contain the following legend until such time as all restrictions hereunder have lapsed: "These shares are held subject to the terms of a certain Company plan and such shares may only be transferred in accordance with the terms thereof. A copy of such plan is available at the office of the Company."

        Section 11.11. Blackout Periods.    Notwithstanding anything herein or in an Award Agreement to the contrary, the Committee may periodically restrict a Participant from exercising an Award during a reasonable period of time (a "Blackout Period") as determined to be in the best interests of the Company by the Committee. To the extent a Blackout Period begins prior to the expiration of the period in which an Award is exercisable and continues uninterrupted later than five business days prior to the expiration of the Award, the Committee shall extend the exercise period of the Award in a manner it deems equitable.

        Section 11.12. Effect of Plan Upon Option and Compensation Plans.    The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company. Nothing in this Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Consultants or Directors; or (b) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

        Section 11.13. Compliance With Laws.    This Plan, the granting and Vesting of Awards under this Plan and the issuance and delivery of shares of Common Shares and the payment of money under this Plan or under Awards awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

        Section 11.14. Titles.    Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

        Section 11.15. Governing Law.    This Plan and any agreements hereunder shall be administered, interpreted and enforced under the laws of the state of Maryland, without regard to conflicts of laws thereof.

        I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Spirit Finance Corporation on March 18, 2005.

        Executed on this 18th day of March, 2005.

By	/s/ MORTON H. FLEISCHER Morton H. Fleischer, Chairman of the Board and Chief Executive Officer

PROXY/VOTING INSTRUCTION CARD

SPIRIT FINANCE CORPORATION
14631 N. Scottsdale Road, Suite 200, Scottsdale, Arizona 85254

ANNUAL MEETING DATE: May 20, 2005
THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

        The undersigned stockholder of Spirit Finance Corporation (the "Company"), a Maryland corporation, hereby constitutes and appoints Christopher H. Volk and Catherine Long, and each of them, proxies, with full power of substitution in each of them, for and on behalf of the undersigned to attend and vote on behalf of the undersigned, as designated below, according to the number of shares of the Company's $.01 par value per share common stock held of record by the undersigned on March 14, 2005, and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present, at the Annual Meeting of Stockholders to be held in Scottsdale, Arizona on Friday, May 20, 2005 at 9:00 a.m. local time, and at any postponements or adjournments thereof.

        This Proxy when properly executed will be voted in the manner directed herein by the undersigned. If properly executed and no direction is made, this Proxy will be voted IN FAVOR of the election of all listed nominees to the Board of Directors and FOR each of the other items set forth on the Proxy.

        Please mark boxes /x/ in ink. Sign, date and return this Proxy promptly, using the enclosed envelope.

1.
Election of Directors.

☐	FOR ALL NOMINEES LISTED BELOW	☐	WITHHOLD AUTHORITY
	(except as marked to the contrary below)		as to all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

Morton H. Fleischer, Christopher H. Volk, Linda J. Blessing, Willie R. Barnes, Dennis E. Mitchem, Paul F. Oreffice, James R. Parish, Kenneth B. Roath, Casey J. Sylla and Shelby Yastrow

2.
Proposal to consider and vote on the amendment of the Company's charter required by the New York Stock Exchange, Inc., and as more fully described in the accompanying proxy statement.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.
Proposal to consider and vote on the amendment and restatement of the Company's 2003 Stock Option and Incentive Plan to reserve an additional 2,000,000 shares of common stock for issuance under the plan, to amend how fair market value of the Company's common stock is determined under the plan and to amend the plan to comply with current legislation.

☐ FOR	☐ AGAINST	☐ ABSTAIN
4.
Proposal to consider the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.

☐ FOR	☐ AGAINST	☐ ABSTAIN
5.
In the discretion of such proxy holders, upon such other business as may properly come before the meeting or any and all postponements or adjournments thereof.

        The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, dated April 8, 2005 and the Proxy Statement furnished therewith and revokes any proxy heretofore give with respect to such meeting.

Dated	, 2005

Authorized Signature
Title
Authorized Signature
Title

        Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate when signing.

        To save the Company additional vote solicitation expenses, please sign, date and return this Proxy promptly, using the enclosed envelope.

NON-VOTING INSTRUCTIONS

        ☐ ANNUAL MEETING. Please check here to indicate that you plan to attend the Annual Meeting of Stockholders on May 20, 2005.